                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-PX

               ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

INVESTMENT COMPANY ACT FILE NUMBER: 811-2842

SAMARNAN INVESTMENT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

214 NORTH RIDGEWAY DRIVE, CLEBURNE, TEXAS 76033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

GEORGE S. WALLS, JR., 214 N. RIDGEWAY DRIVE, CLEBURNE, TX 76033
(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 641-7881

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JUNE 30, 2004

ITEM 1. PROXY VOTING RECORD:

Appended hereto as Exhibit A is the following information indicating for each matter relating to a portfolio security owned by the Registrant considered at any shareholder meeting held during the twelve month period ended June 30, 2004 with respect to which the Registrant was entitled to vote:

     (a)  The name of the issuer of the portfolio security;

     (b)  The exchange ticker symbol of the portfolio security;

     (c) The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

     (d)  The shareholder meeting date;

     (e)  A brief identification of the matter voted on;

     (f)  Whether the matter was proposed by the issuer or by a security holder;

     (g)  Whether the Registrant cast its vote on the matter;

     (h) How the Registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (i)  Whether the Registrant cast its vote for or against management.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SAMARNAN INVESTMENT CORPORATION

BY: /s/ GEORGE S. WALLS, JR.
    ------------------------
    GEORGE S. WALLS, JR., PRESIDENT, PRINCIPAL EXECUTIVE OFFICER

DATE: JULY 21, 2004

                                   EXHIBIT A

                               VOTE SUMMARY REPORT
                           Jul 01, 2003 - Sep 30, 2003

SAMARNAN INVESTMENT CORPORATION

   Mtg                         Company/ Ticker                             Mgmt         Vote          Record                 Shares
Date/Type                       Ballot Issues                  Cusip       Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
09/25/03 - A        CONAGRA FOODS INC. *CAG*                 205887102                                07/31/03                 5,900
                    1       Elect Directors                                For          For                           Mgmt
                    1.1     Elect Director David H.
                            Batchelder --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director Robert A. Krane
                            --- For
                    1.3     Elect Director Mark H.
                            Rauenhorst --- For
                    1.4     Elect Director Bruce Rohde
                            --- For
                    2       Ratify Auditors                                For          For                          Mgmt

                    4       Genetically Modified Organisms                 Against      Against                  ShrHoldr
                            (GMO)

                              When evaluating proposals on
                              the topic of
                              genetically-modified foods,
                              ISS considers the objective of
                              the proposal - specifically
                              whether the proposal is asking
                              the company to label or
                              phase-out genetically-modified
                              foods or ingredients, or
                              whether the proponent is
                              asking the company to prepare
                              a report on either the dangers
                              of genetically-modified foods
                              or the feasibility of labeling
                              or phasing them out. We also
                              consider the type of company
                              that is being targeted,
                              including whether or not the
                              company is directly involved
                              in the modification of
                              agricultural products or
                              whether the company is using
                              genetically modified
                              ingredients from vendors. In
                              forming our opinion on these
                              proposals, we consider
                              consumer opinion, at home and
                              abroad, regarding the safety
                              of GE foods. We consider the
                              fact that at this juncture,
                              there are conflicting studies
                              regarding possible harmful
                              effects of ingesting food made
                              with GE ingredients. We also
                              take into consideration the
                              fact that the FDA has not
                              required separate labeling of
                              genetically modified foods and
                              does continue to review the
                              safety of ingredients and
                              products. Finally, we consider
                              the practical issues related
                              to the implementation of the
                              proponent's request, and the
                              potential impact on the
                              company and its shareholders.
                              In this case, the proponents
                              are asking for a report on the
                              company's policies regarding
                              GE ingredients as well as any
                              contingency plan for sourcing
                              non-GE ingredients should the
                              need arise. While we generally
                              support proposals that seek to
                              provide shareholders with
                              greater disclosure regarding
                              the risks associated with
                              their investment, we believe
                              that generating such a report
                              could be time consuming and
                              costly to the company without
                              providing significant value to
                              shareholders. Since the
                              government bodies tasked with
                              determining the health and
                              safety of GE products have
                              determined that GE ingredients
                              are not

Mgmt Rec - Company Management Recommended Vote                            Page 1

                               VOTE SUMMARY REPORT
                           Jul 01, 2003 - Sep 30, 2003

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues               Cusip         Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
                              significantly different from
                              conventional products, certain
                              raw materials have seen a
                              tremendous growth in the use
                              of the GE products. This type
                              of market saturation, combined
                              with potential difficulties in
                              determining a difference
                              between engineered and
                              conventional products with
                              current testing procedures may
                              result in inaccurate results.
                              We further note that the
                              company currently meets
                              government standards with
                              regard to food safety issues.
                              Finally, we believe that
                              planning alternatives for
                              sourcing non-GE ingredients,
                              should the situation require,
                              would be based largely on
                              speculation about future
                              restrictions and legislation
                              and may not be ultimately
                              beneficial to the company or
                              its shareholders. Based on the
                              potential expenses and
                              difficulty acquiring reliable
                              results in testing GE
                              ingredients, we do not feel
                              this report would not be a
                              beneficial use of shareholder
                              assets.

                    5       Modify Current and Future Stock                Against      Against                  ShrHoldr
                            Option Plans
                    6       Submit Shareholder Rights Plan                 Against      For                      ShrHoldr
                            (Poison Pill) to Shareholder
                            Vote

                              Because poison pills greatly
                              alter the balance of power
                              between shareholders and
                              management, shareholders
                              should be allowed to make
                              their own evaluation of such
                              plans. Ideally, a pill should
                              include a two- to three-year
                              sunset provision, a reasonable
                              flip-in (20 percent or
                              higher), and a chewable
                              feature allowing shareholders
                              to redeem the pill in the
                              event of a takeover offer. The
                              company's pill has a 15
                              percent trigger threshold and
                              does not include any of the
                              aforementioned shareholder
                              friendly features. In this
                              case, the company's rights
                              plan was not approved by
                              shareholders nor does it
                              embody the above features that
                              ISS recommends. We therefore
                              agree with the proponent that
                              the current pill should be
                              redeemed and any new pill be
                              put to a shareholder vote.

09/12/03 - A        H. J. HEINZ CO. *HNZ*                    423074103                                07/18/03                 3,000
                    1       Elect Directors                                For          For                          Mgmt
                    2       Ratify Auditors                                For          For                          Mgmt

Mgmt Rec - Company Management Recommended Vote                            Page 2

                               VOTE SUMMARY REPORT
                           Oct 01, 2003 - Dec 31, 2003

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
12/18/03 - S         APACHE CORP. *APA*                       037411105                               10/29/03                 3,003
                     1      Increase Authorized Common Stock               For          For                      Mgmt

                              The requested increase of
                              215,000,000 shares is below
                              the allowable threshold of
                              354,750,000 shares.

10/03/03 - WC        GENERAL MOTORS CORP. *GM*                370442105                               08/01/03                 3,600
                     1      Amend Articles                                 For           For                     Mgmt

                              The purpose of this item is to
                              facilitate the transactions
                              described in Item 3.
                              Furthermore, approval of this
                              item is necessary in order to
                              consummate the transactions
                              described in Item 3.

                     2      Amend Articles                                 For          For                      Mgmt

                              Although this item has an
                              antitakeover effect on Hughes
                              during the first year after
                              the completion of the
                              transactions, shareholder
                              approval is required in order
                              to consummate the transactions
                              described in Item 3.

                     3      Approve Hughes Split-Off                       For          For                      Mgmt

                              Conclusion: Based on the
                              market premium, the fairness
                              opinions, the strategic
                              rationale, the board's review
                              of alternatives, and the
                              potential strategic synergies,
                              ISS believes that the
                              transactions warrant
                              shareholder support.

                     4      Approve GM/News Stock Sale                     For          For                      Mgmt
                     5      Approve News Stock Acquisition                 For          For                      Mgmt
                     6      Amend Articles                                 For          For                      Mgmt

                              This amendment to eliminate
                              certain provisions relating to
                              the GM Class H common stock
                              appears to be administrative
                              in nature given the fact that
                              the GM Class H common stock
                              will no longer exist as part
                              of GM after completion of the
                              transactions.

10/24/03 - A         HARRIS CORP. *HRS*                       413875105                               08/29/03                 4,300
                     1      Elect Directors                                For          For                      Mgmt
                     2      Ratify Auditors                                For          For                      Mgmt

10/14/03 - A         THE PROCTER & GAMBLE COMPANY *PG*        742718109                               08/01/03                 1,500
                     1      Elect Directors                                For          For                      Mgmt
                     1.1    Elect Director Norman R.
                            Augustine --- For

                              We recommend a vote FOR the
                              directors.

                     1.2    Elect Director A.G. Lafley
                            --- For
                     1.3    Elect Director Johnathan A.
                            Rodgers --- For

Mgmt Rec - Company Management Recommended Vote                            Page 1

                               VOTE SUMMARY REPORT
                           Oct 01, 2003 - Dec 31, 2003

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
                     1.4    Elect Director John F. Smith,
                            Jr. --- For
                     1.5    Elect Director Margaret C.
                            Whitman --- For
                     2      Ratify Auditors                   For          For                                   Mgmt
                     3      Approve Non-Employee Director     For          Against                               Mgmt
                            Omnibus Stock Plan

                              Vote Recommendation We commend
                              the company for expressly
                              forbidding the repricing of
                              stock options under the plan.
                              However, the total cost of the
                              company's plans of 5.96
                              percent is above the allowable
                              cap for this company of 5.20
                              percent.

                     4      Declassify the Board of Directors              Against      For                      ShrHoldr
                     5      Label Genetically Engineered Foods             Against      Against                  ShrHoldr

                              Given that the labeling of GE
                              inputs at all stages of the
                              supply chain could prove
                              difficult and costly to the
                              company, we cannot support
                              this shareholder proposal at
                              this time.

Mgmt Rec - Company Management Recommended Vote                            Page 2

                               VOTE SUMMARY REPORT
                           Jan 01, 2004 - Mar 31, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
03/17/04 - A        HEWLETT-PACKARD CO. *HPQ*                 428236103                               01/20/04   Mgmt          7,465
                    1       Elect Directors                                For          Split
                    1.1     Elect Director L.T. Babbio,
                            Jr. --- For

                              We recommend a vote FOR the
                              directors with the exception
                              of independent outsider
                              Sanford M. Litvack. We
                              recommend that shareholders
                              WITHHOLD votes from Sanford M.
                              Litvack for poor attendance.

                    1.2     Elect Director P.C.
                            Dunn --- For
                    1.3     Elect Director C.S. Fiorina
                            --- For
                    1.4     Elect Director R.A. Hackborn
                            --- For
                    1.5     Elect Director G.A. Keyworth II
                            --- For
                    1.6     Elect Director R.E. Knowling,
                            Jr. --- For
                    1.7     Elect Director S.M. Litvack ---
                            Withhold
                    1.8     Elect Director R.L. Ryan ---
                            For
                    1.9     Elect Director L.S. Salhany ---
                            For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Approve Omnibus Stock Plan                     For          For                      Mgmt

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 10.14 percent is
                              within the allowable cap for
                              this company of 12.52
                              percent. Additionally, this
                              plan expressly forbids
                              repricing.

                    4       Expense Stock Options                          Against      For                      ShrHoldr

                              In the absence of an accepted
                              methodology with which to
                              value the contingent cost of
                              stock options, companies that
                              have voluntarily expensed
                              stock options have had
                              flexibility in their selection
                              of a specific valuation
                              methodology. Opponents of
                              option expensing argue that
                              options are difficult to value
                              and expensing options could
                              add complexity and decrease
                              transparency in financial
                              reporting. However, given the
                              fact that stock options have
                              become an integral component
                              of compensation, their value
                              cannot be ignored and treated
                              as "no-cost" compensation. We
                              believe that stock options
                              should be expensed along with
                              other forms of compensation.
                              Given that (1) many companies
                              use stock options as a
                              significant component of
                              overall compensation, (2) the
                              exercise of options result in
                              a transfer of shareholder
                              value, and (3) the contingent
                              cost of options reduces
                              earnings, we believe that
                              options should be expensed
                              along with all other forms of
                              compensation to better reflect
                              the company's true earnings
                              and provide additional
                              discipline against overuse.

Mgmt Rec - Company Management Recommended Vote                            Page 1

                               VOTE SUMMARY REPORT
                           Jan 01, 2004 - Mar 31, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                       Company/ Ticker                               Mgmt         Vote          Record                 Shares
Date/Type                     Ballot Issues                    Cusip       Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
02/10/04 - A        ROCKWELL COLLINS, INC. *COL*              774341101                               12/15/03                 6,600
                    1       Elect Directors                                For          For                      Mgmt
                    2       Ratify Auditors                                For          For                      Mgmt

01/29/04 - A        THE SCOTTS CO. *SMG*                      810186106                               12/05/03                 2,700
                    1       Elect Directors                                For          For                      Mgmt

Mgmt Rec - Company Management Recommended Vote                            Page 2

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                  Cusip      Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
04/30/04 - A        ALCOA INC. *AA*                           013817101                               02/02/04                 4,700
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Alain J.P.
                            Belda --- For
                    1.2     Elect Director Carlos
                            Ghosn --- For
                    1.3     Elect Director Henry B. Schacht
                            --- For
                    1.4     Elect Director Franklin A.
                            Thomas --- For
                    2       Approve Omnibus Stock Plan                     For          For                      Mgmt

                              V. Vote Recommendation The total
                              cost of the company's plans of
                              4.27 percent is within the
                              allowable cap for this company
                              of 6.52 percent. Additionally,
                              this plan expressly forbids
                              repricing.

                    3       Report on Pay Disparity                        Against      Against                  ShrHoldr

                              Based on our concerns
                              regarding the utility of the
                              proposed report, and the
                              independence of the company's
                              compensation committee, we do
                              not believe that preparation
                              of the requested report would
                              yield meaningful information
                              to shareholders regarding the
                              efficacy of the company's
                              executive compensation
                              policies and practices.

                    4       Submit Severance Agreement                     Against      Against                  ShrHoldr
                            (Change-in-Control) to Shareholder
                             Vote

                              In this case, we believe that
                              the ceiling set by the
                              proponent of 2.00 times the
                              sum of an executive's base
                              salary and bonus is lower than
                              the standard threshold level
                              of 2.99 times of base salary
                              and bonus of severance
                              remuneration for corporate
                              executives that should be
                              subject to a shareholder vote.
                              Additionally, Alcoa's board of
                              directors has adopted a policy
                              to require shareholder
                              approval of future severance
                              agreements if such agreements
                              would result in a payment
                              excess of 2.99 times the
                              salary and bonus of the
                              executive based on the 2003
                              annual shareholder meeting.
                              Therefore, ISS finds the
                              proposal in this case overly
                              restrictive and recommends
                              voting AGAINST it.

04/26/04 - A        AMERICAN EXPRESS CO. *AXP*                025816109                               02/27/04                 3,300
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Daniel F.
                            Akerson --- For

                              We recommend a vote FOR the
                              directors with the exception
                              of affiliated outsider Vernon
                              E. Jordan, Jr. We recommend
                              that shareholders WITHHOLD
                              votes from Vernon E. Jordan,
                              Jr. for sitting on more than
                              six boards.

Mgmt Rec - Company Management Recommended Vote                            Page 1

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date       Prpnent     Voted
------------------------------------------------------------------------------------------------------------------------------------
                    1.2     Elect Director Charlene
                            Barshefsky --- For
                    1.3     Elect Director William G.
                            Bowen --- For
                    1.4     Elect Director Ursula M.
                            Burns --- For
                    1.5     Elect Director Kenneth I.
                            Chenault --- For
                    1.6     Elect Director Peter R.
                            Dolan --- For
                    1.7     Elect Director Vernon E. Jordan,
                            Jr. --- For
                    1.8     Elect Director Jan Leschly
                            --- For
                    1.9     Elect Director Richard A.
                            McGinn --- For
                    1.10    Elect Director Edward D.
                            Miller --- For
                    1.11    Elect Director Frank P.
                            Popoff --- For
                    1.12    Elect Director Robert D. Walter
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Establish Term Limits for                      Against      Against                  ShrHoldr
                            Directors

                              Under an effective corporate
                              governance system,
                              shareholders have the right
                              to express their preferences
                              each year by voting on
                              directors at the annual
                              meeting. Thus, shareholders
                              can remove or reelect
                              directors as they see fit.

                    4       Report on Political Contributions              Against      Against                  ShrHoldr
                            /Activities

                              When reviewing requests for
                              proposals on political
                              contributions, ISS takes into
                              account the scope and nature
                              of the request, the company's
                              adherence to laws and
                              regulations governing
                              political contributions, and
                              company policies and
                              additional disclosure on such
                              contributions. In the case of
                              American Express, we note that
                              the company complies with
                              federal, state, and local laws
                              regarding contributions to
                              political candidates or
                              organizations. Further, the
                              company offers to provide
                              information on political
                              contributions to shareholders
                              upon request. Therefore, the
                              scope of the disclosure
                              requested in this proposal may
                              not be substantially different
                              from information currently
                              available, and may not provide
                              any significant benefit to
                              shareholders. As such, it does
                              not appear that preparing and
                              publicizing such reports in
                              the manner requested by the
                              proponent would be the most
                              effective use of company
                              assets.

05/06/04 - A        APACHE CORP. *APA*                        037411105                               03/17/04                 6,006
                    1       Elect Directors                                For          Split                       Mgmt
                    1.1     Elect Director Eugene C.
                            Fiedorek --- For

                              We recommend a vote FOR the
                              directors with the

Mgmt Rec - Company Management Recommended Vote                            Page 2

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              exception of affiliated
                              outsider F. H. Merelli. We
                              recommend that shareholders
                              WITHHOLD votes from F. H.
                              Merelli for standing as an
                              affiliated outsider on the
                              Audit Committee.

                    1.2     Elect Director Patricia Albjerg
                            Graham --- For
                    1.3     Elect Director F. H. Merelli
                            --- Withhold
                    1.4     Elect Director Raymond Plank
                            --- For
                    2       Report on Greenhouse Gas                       Against      For                      ShrHoldr
                            Emissions

                              In this case, Apache provides
                              some disclosure on
                              environmental topics in
                              certain sections of the
                              company's web site. However,
                              ISS notes that this
                              information is generally broad
                              in scope and does not discuss
                              company performance in
                              significant detail. Further,
                              while we commend the company
                              for its programs to address
                              greenhouse gas emissions
                              abroad and commitments to
                              future activities and
                              transparency initiatives
                              domestically, we note that
                              current communication of these
                              policies and programs is not
                              as comprehensive as some
                              companies in the industry.
                              Therefore, while ISS does not
                              believe that the creation of a
                              separate committee is
                              necessary per se, company
                              policies on this issue and
                              publicizing the findings in a
                              report would be in line with
                              the company's commitment to
                              long-term environmental
                              stewardship and in the best
                              long-term interests of
                              shareholders. As such, we
                              recommend a vote for this
                              proposal.

04/22/04 - A        APPLE COMPUTER, INC. *AAPL*               037833100                               02/24/04                 7,300
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director William V.
                            Campbell --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director Millard S.
                            Drexler --- For
                    1.3     Elect Director Albert A. Gore,
                            Jr. --- For
                    1.4     Elect Director Steven P. Jobs
                            --- For
                    1.5     Elect Director Arthur D.
                            Levinson --- For
                    1.6     Elect Director Jerome B.
                            York --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Limit Executive Compensation                   Against      Against                  ShrHoldr

05/20/04 - A        AQUA AMERICA, INC. *WTR*                  03836W103                               03/29/04                 7,100
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Richard L.
                            Smoot --- For
                    1.2     Elect Director William P.
                            Hankowsky ---

Mgmt Rec - Company Management Recommended Vote                            Page 3

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                       Company/ Ticker                               Mgmt         Vote          Record                 Shares
Date/Type                     Ballot Issues                    Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                            For
                    1.3     Elect Director John E.
                            Menario --- For
                    2       Increase Authorized Common Stock               For          Against                  Mgmt
                    3       Approve Omnibus Stock Plan                     For          For                      Mgmt

                              V. Vote Recommendation The total
                              cost of the company's plans of
                              3.37 percent is within the
                              allowable cap for this company
                              of 5.41 percent.

05/20/04 - A        ARCHSTONE SMITH TRUST *ASN*               039583109                               03/26/04               2,600
                    1       Elect Directors                                For          For                      Mgmt
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Restrict Severance Agreements                  Against      For                      ShrHoldr

                              In this case, we believe that
                              the ceiling set by proponent
                              of 2.99 times the sum of an
                              executive's base salary plus
                              bonus is widely considered as
                              the standard threshold level
                              of severance remuneration for
                              corporate executives that
                              should be subject to a
                              shareholder vote.
                              Additionally, since the
                              proponent's proposal does not
                              require that shareholder
                              approval be obtained prior to
                              adoption of an executive
                              employment agreement, we do
                              not believe that adoption of
                              this proposal would unduly
                              hinder management's ability to
                              negotiate such agreements with
                              potential executives.

05/05/04 - A        BOSTON PROPERTIES INC. *BXP*              101121101                               03/17/04               1,900
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Mortimer B.
                            Zuckerman --- For
                    1.2     Elect Director Carol B. Einiger
                            --- For
                    1.3     Elect Director Alan B. Landis
                            --- For
                    1.4     Elect Director Richard E.
                            Salomon --- For
                    2       Declassify the Board of Directors              Against      For                      ShrHoldr

                              The ability to elect directors
                              is the single most important
                              use of the shareholder
                              franchise, and all directors
                              should be accountable on an
                              annual basis. A classified
                              board can entrench management
                              and effectively preclude most
                              takeover bids or proxy
                              contests. Board classification
                              forces dissidents and would-be
                              acquirers to negotiate with
                              the incumbent board, which has
                              the authority to decide on
                              offers without a shareholder
                              vote.

Mgmt Rec - Company Management Recommended Vote                            Page 4

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
04/21/04 - A        C. R. BARD, INC. *BCR*                    067383109                               03/01/04                 2,200
                    1       Elect Directors                                For          For                      Mgmt
                    2       Approve Omnibus Stock Plan                     For          For                      Mgmt

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 11.95 percent is
                              within the allowable cap for
                              this company of 12.28 percent.
                              Additionally, this plan
                              expressly forbids repricing.

                    3       Amend Executive Incentive Bonus                For          For                      Mgmt
                            Plan

                              The performance measures
                              included under the plan are
                              appropriate for the company
                              given its line of business,
                              long-term strategic
                              objectives, and
                              industry-specific measures for
                              assessing market
                              competitiveness. Additionally,
                              the plan is administered by a
                              committee of independent
                              outsiders who must certify
                              attainment of these objective,
                              measurable performance goals
                              before cash awards are paid to
                              participants. Moreover,
                              preservation of the full
                              deductibility of all
                              compensation paid reduces the
                              company's corporate tax
                              obligation.

                    4       Ratify Auditors                                For          For                      Mgmt

04/20/04 - A        CITIGROUP INC. *C*                        172967101                               02/27/04                 3,299
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director C. Michael
                            Armstrong --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director Alain J.P.
                            Belda --- For
                    1.3     Elect Director George
                            David --- For
                    1.4     Elect Director Kenneth T.
                            Derr --- For
                    1.5     Elect Director John M. Deutch
                            --- For
                    1.6     Elect Director Roberto Hernandez
                            Ramirez --- For
                    1.7     Elect Director Ann Dibble
                            Jordan --- For
                    1.8     Elect Director Dudley C.
                            Mecum --- For
                    1.9     Elect Director Richard D. Parsons
                            --- For
                    1.10    Elect Director Andrall E. Pearson
                            --- For
                    1.11    Elect Director Charles Prince
                            --- For
                    1.12    Elect Director Robert E. Rubin
                            --- For
                    1.13    Elect Director Franklin A. Thomas
                            --- For
                    1.14    Elect Director Sanford I. Weill
                            --- For
                    1.15    Elect Director Robert B.
                            Willumstad --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Limit Executive Compensation                   Against      Against                  ShrHoldr

Mgmt Rec - Company Management Recommended Vote                            Page 5

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                               ISS feels that taking away
                               the company's ability to
                               grant stock options is an
                               arbitrary and excessively
                               restrictive proposal that
                               could potentially prohibit
                               the company from compensating
                               employees based upon their
                               individual and company-wide
                               performance. Being unable to
                               issue stock options could
                               hinder the company's ability
                               to attract and retain
                               competent executive officers.
                               As such, this item does not
                               warrant shareholder approval.

                    4       Report on Political Contributions              Against      Against                  ShrHoldr
                            /Activities

                              When reviewing requests for
                              proposals on political
                              contributions, ISS takes into
                              account the scope and nature
                              of the request, the company's
                              adherence to laws and
                              regulations governing
                              political contributions, and
                              company policies and
                              additional disclosure on such
                              contributions. In the case of
                              Citigroup, we note that the
                              company follows all state and
                              local laws regarding
                              contributions to political
                              candidates or organizations.
                              Additionally, the scope of the
                              disclosure requested in this
                              proposal may not be
                              substantially different from
                              information currently
                              available, and could prove
                              costly and difficult for the
                              company to publish in a formal
                              report. As such, it does not
                              appear that preparing and
                              publicizing such reports in
                              the manner requested by the
                              proponent would be the most
                              effective use of shareholder
                              funds.

                    5       Prohibit Awards to Executives                  Against      Against                  ShrHoldr

                              We believe this proposal is
                              too restrictive, as it would
                              prohibit the executives from
                              being remunerated with stock
                              options and severance payments
                              regardless of the company's
                              performance. As such, this
                              item does not warrant
                              shareholder approval.

                    6       Separate Chairman and CEO                      Against      Against                  ShrHoldr
                            Positions

                              ISS supports the concept of
                              separating the positions of
                              chairman and CEO when a
                              company does not have the
                              countervailing governance
                              structure as described above.
                              In the case of Citigroup, the
                              company has independent key
                              committees, established
                              governance guidelines, and a
                              lead director with clearly
                              defined duties. Additionally,
                              the company has committed to
                              creating and maintaining a 2/3
                              independent board by its next
                              annual election. As such, ISS
                              does not believe that this
                              proposal warrants shareholder
                              support.

05/18/04 - A        DEAN FOODS COMPANY *DF*                   242370104                               03/26/04                 4,600
                    1       Elect Directors                                For          For                      Mgmt

Mgmt Rec - Company Management Recommended Vote                            Page 6

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                    1.1     Elect Director Alan J.
                            Bernon --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director Gregg L.
                            Engles --- For
                    1.3     Elect Director Joseph S.
                            Hardin, Jr. --- For
                    1.4     Elect Director Ronald Kirk
                            --- For
                    1.5     Elect Director John S. Llewellyn,
                            Jr. --- For
                    2       Ratify Auditors                                For          For                      Mgmt

04/28/04 - A        E.I. DU PONT DE NEMOURS & CO. *DD*        263534109                               03/09/04                 3,600
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Alain J. P.
                            Belda --- For
                    1.2     Elect Director Richard H.
                            Brown --- For
                    1.3     Elect Director Curtis J.
                            Crawford --- For
                    1.4     Elect Director John T. Dillon
                            --- For
                    1.5     Elect Director Louisa C. Duemling
                            --- For
                    1.6     Elect Director Charles O.
                            Holliday, Jr. --- For
                    1.7     Elect Director Deborah C. Hopkins
                            --- For
                    1.8     Elect Director Lois D. Juliber
                            --- For
                    1.9     Elect Director Masahisa Naitoh
                            --- For
                    1.10    Elect Director William K. Reilly
                            --- For
                    1.11    Elect Director H. Rodney Sharp,
                            III --- For
                    1.12    Elect Director Charles M. Vest
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Report on Executive Ties to                    Against      Against                  ShrHoldr
                            Government

                              ISS recognizes that companies
                              can benefit from the knowledge
                              and expertise of former
                              government workers. These
                              employees may be intimately
                              familiar with the internal
                              processes of government
                              procurement and
                              decision-making. The knowledge
                              of such employees can add real
                              value to a company's
                              operations. ISS shares in the
                              proponent's concern for
                              potential conflicts of
                              interest at such companies,
                              but in this case, the company
                              states that it has specific
                              policies in place to avoid
                              such conflicts of interest.
                              Moreover, the production of
                              such a report annually could
                              be costly without providing
                              substantial benefit to
                              shareholders. Given these
                              factors, we see no reason to
                              support this request.

                    4       Adopt and Report on a Code of                  Against      Against                  ShrHoldr

Mgmt Rec - Company Management Recommended Vote                            Page 7

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                            Corporate Conduct

                              In the case of Dupont, the
                              company has already committed
                              itself to a code of conduct
                              that upholds a number of the
                              core ILO standards, including
                              prohibitions on child labor,
                              involuntary servitude/forced
                              labor, nondiscrimination, and
                              freedom of association '
                              although we acknowledge that
                              the company's existing code
                              does not specifically
                              reference the right to
                              collective bargaining.
                              However, it appears that the
                              company's code is in line with
                              the codes of similar
                              companies. Dupont has endorsed
                              the Global Compact and
                              supports the GRI, representing
                              active consideration of human
                              and labor rights issues as
                              well as sustainable
                              development in the communities
                              where the company operates.
                              Also, while the proponent has
                              cited certain labor disputes
                              in Dupont's operations in the
                              United States, ISS does not
                              believe that these incidents
                              show the type of systematic
                              disregard to workplace human
                              rights that would merit a
                              substantial amendment to the
                              company's current policies.
                              Therefore, the fact that the
                              company already has policies
                              in place that substantially
                              address many of the principles
                              outlined in the ILO
                              conventions, and lacking
                              evidence to suggest systematic
                              failure to comply with these
                              policies, we do not believe
                              that support of this proposal
                              is warranted at this time.

                    5       Limit Executive Compensation                   Against      Against                  ShrHoldr

                              The Compensation Committee is
                              composed entirely of
                              independent directors and
                              currently sets and reviews the
                              company's executive
                              compensation program. Taking
                              into account the activities of
                              the Compensation Committee
                              regarding the setting and
                              monitoring of the executive
                              compensation, we agree with
                              the company that the proposed
                              report would duplicate the
                              Compensation Committee's
                              ongoing work to review,
                              evaluate, and modify the
                              company's executive
                              compensation policy and
                              programs. As such, we see no
                              reason to support this
                              proposal.

05/19/04 - A        EQUITY OFFICE PROPERTIES TRUST *EOP*      294741103                               03/12/04                 2,600
                    1       Elect Directors                                For          For                      Mgmt
                    2       Ratify Auditors                                For          For                      Mgmt

05/28/04 - A        EQUITY RESIDENTIAL *EQR*                  29476L107                               03/29/04                 2,800
                    1       Elect Directors                                For          For                      Mgmt
                    2       Amend Articles/Bylaws/Charter                  For          For                      Mgmt
                            to

Mgmt Rec - Company Management Recommended Vote                            Page 8

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                            Remove Antitakeover Provision(s)

                              ISS Conclusion: Because the
                              amendment removes a potential
                              antitakeover device, we
                              recommend that shareholders
                              support the proposal.

                    3       Ratify Auditors                                For          For                      Mgmt

05/26/04 - A        EXXON MOBIL CORP. *XOM*                   30231G102                               04/05/04                 3,800
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Michael J.
                            Boskin --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director James R. Houghton
                            --- For
                    1.3     Elect Director William R. Howell
                            --- For
                    1.4     Elect Director Reatha Clark King
                            --- For
                    1.5     Elect Director Philip E.
                            Lippincott --- For
                    1.6     Elect Director Harry J. Longwell
                            --- For
                    1.7     Elect Director Henry A.
                            McKinnell, Jr. --- For
                    1.8     Elect Director Marilyn Carlson
                            Nelson --- For
                    1.9     Elect Director Lee R. Raymond
                            --- For
                    1.10    Elect Director Walter V. Shipley
                            --- For
                    1.11    Elect Director Rex W. Tillerson
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Approve Non-Employee Director                  For          For                      Mgmt
                            Restricted Stock Plan

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 3.64 percent is
                              within the allowable cap for
                              this company of 5.32 percent.

                    4       Affirm Political Nonpartisanship               Against      Against                  ShrHoldr

                              Since it appears that the
                              company has already addressed
                              this issue through its own
                              internal policies and
                              observance of federal law, we
                              do not believe that support of
                              this proposal is necessary.

                    5       Report on Political Contributions              Against      Against                  ShrHoldr
                            /Activities

                              When reviewing requests for
                              proposals on political
                              contributions, ISS takes into
                              account the scope and nature
                              of the request, the company's
                              adherence to laws and
                              regulations governing
                              political contributions, and
                              company policies and
                              additional disclosure on such
                              contributions. As previously
                              noted, in the case of Exxon
                              Mobil, the company complies
                              with federal, state and local
                              laws regarding contributions
                              to political candidates or
                              organizations as well as those
                              laws that apply to similar
                              contributions in Canada.

Mgmt Rec - Company Management Recommended Vote                            Page 9

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              Further, the scope of the
                              reports requested in this
                              proposal may not be
                              substantially different from
                              information currently
                              available through public
                              sources. As such, it does not
                              appear that preparing and
                              publicizing such reports in
                              the manner requested by the
                              proponent would be the most
                              effective use of shareholder
                              funds.

                    6       Report on Equatorial Guinea                    Against      Against                  ShrHoldr

                              In this case, the proposal
                              asks for detailed disclosure
                              on Exxon Mobil's operations in
                              Equatorial Guinea as well as a
                              public response to allegations
                              made by a nationally aired
                              television program. While ISS
                              advocates transparency into
                              company operations that
                              increases shareholder
                              understanding of the risks and
                              opportunities placed on the
                              company, the benefit of such
                              disclosures must be considered
                              as a factor of cost and burden
                              on the company as well as the
                              potential benefit that can be
                              derived by shareholders from
                              the information. Exxon Mobil
                              discusses information in some
                              detail in press releases,
                              corporate reports, and other
                              sections of the company's
                              website. The discussion of
                              this topic includes
                              information explaining the
                              royalties and tax payments
                              that are made to Equatorial
                              Guinea, financial support for
                              social programs in that
                              company, and the general logic
                              behind the structure of the
                              company's Production Sharing
                              Contract with the government.
                              While these disclosures do not
                              directly respond to each
                              aspect of the proposal, we do
                              believe that they
                              substantially address the
                              issue at hand, providing
                              shareholders with adequate
                              information to assess the
                              risks related to the company's
                              operations in Equatorial
                              Guinea and the company's
                              policies and procedures in
                              place to mitigate such risks.
                              As such we do not recommend
                              shareholder support for this
                              resolution.

                    7       Separate Chairman and CEO                      Against      Against                  ShrHoldr
                            Positions

                              ExxonMobil has the following
                              governance structure in place:
                              executive sessions of its
                              non-employee directors
                              currently chaired by the chair
                              of the Compensation Committee
                              or the Board Affairs
                              Committee; a board composed of
                              two-thirds independent
                              directors; all-independent key
                              committees; review of CEO
                              performance by the independent
                              directors at board and
                              committee meetings and during
                              executive sessions, which
                              consists solely of independent
                              directors; and established
                              governance guidelines. The
                              chair of the Board Affairs
                              Committee and the chair of the
                              Compensation Committee preside
                              at the executive sessions on
                              an alternating basis,
                              depending on the

Mgmt Rec - Company Management Recommended Vote                           Page 10

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              agenda. The chair of the Board
                              Affairs Committee presides
                              over sessions discussing
                              corporate governance and the
                              chair of the Compensation
                              Committee presides over
                              sessions regarding performance
                              evaluation and compensation of
                              the CEO and CEO succession
                              planning. However, the company
                              does not have a designated
                              lead director with more
                              expansive duties than those
                              set out for the committee
                              chairman (such as approving
                              the board's agenda; ensuring
                              the flow of information to the
                              outside directors and
                              shareholders; and board
                              evaluation). As noted above,
                              ISS refrains from making a
                              vote recommendation on this
                              agenda item.

                    8       Prohibit Awards to Executives                  Against      Against                  ShrHoldr

                              For its long term
                              compensation, ExxonMobil
                              switched from options to
                              restricted stock two years
                              ago, as the board believes
                              restricted stock to be more
                              effective in retaining
                              employees and in meeting
                              shareholder expectations. For
                              senior executives, the
                              restricted stock carries
                              rigorous vesting requirements:
                              50 percent vesting over five
                              years and the remaining over
                              another five. In this case,
                              the proposal requests a total
                              ban on rights, options, SARs
                              and severance payments and is
                              therefore unduly restrictive.

                    9       Report on Stock Option                         Against      Against                  ShrHoldr
                            Distribution by Race and Gender

                              Given the scope of the
                              proposal, the company's
                              current compensation
                              practices, and the company's
                              apparent commitment to and
                              disclosure of racial and
                              gender diversity, we do not
                              believe that shareholder
                              support of the requested
                              report is warranted.

                    10      Amend EEO Statement to Include                 Against      For                      ShrHoldr
                            Reference to Sexual Orientation

                              ISS generally believes that
                              companies should have policies
                              in place to prevent workplace
                              discrimination, as instances
                              of discrimination can be
                              costly to companies in the
                              form of high turnover, fines,
                              and litigation. Workplace
                              discrimination can result in
                              real costs to corporations,
                              and therefore can impact
                              shareholder value. Studies
                              have indicated that workforce
                              diversity strategies can have
                              a positive impact on company
                              performance through enhanced
                              corporate performance, reduced
                              turnover, increased job
                              satisfaction and employee
                              morale, decreased
                              vulnerability to legal
                              challenges, and enhanced
                              reputation. In light of
                              potential costs and legal
                              implications arising from
                              discrimination, the high
                              number of companies with
                              policies referencing sexual
                              orientation, and the low costs
                              involved in amending EEO
                              policies, ISS believes that
                              requests to amend

Mgmt Rec - Company Management Recommended Vote                           Page 11

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              EEO policies to specifically
                              reference sexual orientation
                              are generally supportable,
                              unless a company can
                              demonstrate that the change
                              would result in significant
                              costs to the company. In this
                              case, we note that the company
                              has had substantial
                              controversy surrounding its
                              adoption of its current EEO
                              policy over the policies of
                              its predecessor, Mobil. Exxon
                              Mobil does have existing
                              programs and policies that
                              demonstrate the company's
                              stance on discrimination on
                              the basis of sexual
                              orientation, but those
                              policies have failed to
                              alleviate the negative
                              publicity and controversy
                              surrounding this issue.
                              Furthermore, the company has
                              not identified any resulting
                              costs to the company of
                              including such a reference in
                              its EEO policy. A significant
                              number of the company's peers
                              do include such language in
                              their EEO statements. By not
                              referencing sexual orientation
                              in the post-merger company's
                              EEO statement, it appears that
                              the company has created
                              unnecessary controversy. While
                              we recognize that the company
                              has gone to great lengths to
                              discuss its existing
                              prohibition on discrimination
                              on the basis of sexual
                              orientation in certain company
                              publications, it would appear
                              that the enduring controversy
                              could be easily resolved by
                              adding that language back into
                              its EEO statement. Given the
                              fact that company's
                              competitors reference sexual
                              orientation discrimination in
                              their EEO statements and the
                              fact that Mobil did explicitly
                              bar this type of
                              discrimination in its EEO
                              statement prior to the merger
                              with Exxon, we believe that
                              the company should amend its
                              EEO to explicitly prohibit
                              discrimination based on sexual
                              orientation.

                    11      Report on Climate Change Research              Against      Against                  ShrHoldr

                              Therefore, based on the broad
                              scope of the proposal and the
                              associated practical
                              considerations of publishing
                              this information, recent
                              improvements in disclosure
                              made by the company, and our
                              concerns regarding the value
                              that the requested information
                              would provide to shareholders,
                              we do not recommend support
                              for this resolution.

04/20/04 - A        FIRST HORIZON NATIONAL CORP *FHN*         337162101                               02/27/04                 3,300
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director Robert C.
                            Blattberg --- For
                              We recommend a vote FOR the
                              directors with the exception
                              of affiliated outsider Luke
                              Yancy III. We

Mgmt Rec - Company Management Recommended Vote                           Page 12

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              recommend that shareholders
                              WITHHOLD votes from Luke Yancy
                              III for standing as an
                              affiliated outsider on the
                              Audit Committee.

                    1.2     Elect Director J. Kenneth Glass
                            --- For
                    1.3     Elect Director Michael D. Rose
                            --- For
                    1.4     Elect Director Luke Yancy III
                            --- Withhold
                    1.5     Elect Director Mary F. Sammons
                            --- For
                    2       Change Company Name                            For          For                      Mgmt
                    3       Amend Omnibus Stock Plan                       For          For                      Mgmt

                              V. Vote Recommendation We
                              commend the company for
                              expressly forbidding the
                              repricing of stock options
                              under the plan. However, the
                              total cost of the company's
                              plans of 8.11 percent is
                              below the allowable cap for
                              this company of 8.61 percent.

                    4       Ratify Auditors                                For          For                      Mgmt

04/28/04 - A        GENERAL ELECTRIC CO. *GE*                 369604103                               03/01/04                 4,800
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director James I. Cash,
                            Jr. --- For
                              We recommend a vote FOR the
                              directors with the exception
                              of Claudio X. Gonzalez. We
                              recommend that shareholders
                              WITHHOLD votes from Claudio X.
                              Gonzalez for sitting on more
                              than six boards.

                    1.2     Elect Director Dennis D.
                            Dammerman --- For
                    1.3     Elect Director Ann M. Fudge
                            --- For
                    1.4     Elect Director Claudio X.
                            Gonzalez --- Withhold
                    1.5     Elect Director Jeffrey R. Immelt
                            --- For
                    1.6     Elect Director Andrea Jung
                            --- For
                    1.7     Elect Director Alan G. Lafley
                            --- For
                    1.8     Elect Director Kenneth G. Langone
                            --- For
                    1.9     Elect Director Ralph S. Larsen
                            --- For
                    1.10    Elect Director Rochelle B.
                            Lazarus --- For
                    1.11    Elect Director Sam Nunn --- For
                    1.12    Elect Director Roger S. Penske
                            --- For
                    1.13    Elect Director Robert J.
                            Swieringa --- For
                    1.14    Elect Director Douglas A. Warner
                            III --- For
                    1.15    Elect Director Robert C. Wright
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Amend Omnibus Stock Plan                       For          For                      Mgmt

Mgmt Rec - Company Management Recommended Vote                           Page 13

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                               We support the addition of
                               revenue growth rate to the
                               pool of performance measures
                               applicable to long-term
                               performance awards. We also
                               applaud the company's
                               decision to shift a
                               substantial portion of its
                               executive grants to
                               restricted stock units and
                               performance based awards.
                               Such practice should reduce
                               dilution and provide
                               effective incentives for
                               superior performers who
                               remain with the company
                               during periods of stock
                               market fluctuations in which
                               stock options may have no
                               realizable value. In
                               addition, restricted stock
                               units and long-term
                               performance awards more
                               closely align executives'
                               interests with investors'
                               long term interests as these
                               awards are paid out only to
                               executives who remain with
                               the company for extended
                               periods.

                    4       Provide for Cumulative Voting                  Against      Against                  ShrHoldr

                              In the case of General
                              Electric, the company has an
                              annually-elected board
                              comprising a majority of
                              independent directors; its
                              Nominating and Corporate
                              Governance Committee consists
                              of only independent directors;
                              the company grants
                              shareholders confidential
                              voting and the right to call a
                              special meeting; the board
                              does not have the sole right
                              to change the size of the
                              board beyond a stated range
                              that has been approved by
                              shareholders; the company has
                              a published statement of
                              corporate governance
                              guidelines, including a
                              description of the process by
                              which a shareholder may submit
                              a director nominee; and the
                              company does not have either a
                              dual-class structure or
                              dead-hand poison pill. GE
                              outperformed the S&P 500 Index
                              but underperformed the S&P 500
                              Industrials Index for one-year
                              shareholder returns. However,
                              GE underperformed these
                              indexes for three-year
                              shareholder returns. For
                              five-year shareholder returns,
                              GE outperformed the S&P 500
                              Index but underperformed the
                              S&P 500 Industrials Index. In
                              this case, the company meets
                              our corporate governance
                              criteria. Although the company
                              does not fully meet the
                              performance criteria, the
                              company has taken significant
                              steps to improve its corporate
                              governance provisions,
                              especially relating to board
                              reforms and shareholder
                              friendly compensation
                              strategies for officers and
                              directors (see Items 3 and
                              16). Given that the company:
                              (1) meets our corporate
                              governance criteria and (2)
                              has voluntarily taken steps to
                              improve its corporate
                              governance through policy
                              changes regarding board
                              structure, composition, and
                              responsibilities and executive
                              and director compensation, the
                              proposal does not warrant
                              shareholder support.

Mgmt Rec - Company Management Recommended Vote                           Page 14

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                    5       Eliminate Animal Testing                       Against      Against                  ShrHoldr

                              When evaluating proposals on
                              animal testing policies, ISS
                              considers the nature of the
                              product and the degree to
                              which live animal testing is
                              necessary or federally
                              mandated. Additionally, we
                              look at the feasibility and
                              availability of alternative
                              methods. Finally, ISS will
                              evaluate industry practices to
                              determine if animal testing is
                              common at competitors and peer
                              companies in similar
                              circumstances. In this case,
                              GE has developed a policy that
                              calls for utilizing live
                              animal testing to the least
                              extent possible, provided it
                              complies with regulation and
                              does not effect the analysis
                              of treatment effectiveness or
                              employee and consumer safety.
                              Additionally, in some cases
                              alternative methods of testing
                              may be not feasible or fail to
                              meet criteria established by
                              the government. As such, ISS
                              does not recommend shareholder
                              support for the resolution at
                              this time.

                    6       Report on Nuclear Fuel Storage Risks           Against      Against                  ShrHoldr

                              When considering proposals
                              that request a risk assessment
                              and adoption of new policies
                              regarding the company's
                              nuclear operations, ISS takes
                              into account several factors,
                              including the regulatory
                              framework that the company's
                              operations are subject to and
                              the company's existing
                              disclosure on security and
                              waste management policies and
                              procedures. While the
                              proponents' concerns with the
                              company's on-site storage of
                              nuclear waste is
                              understandable given the state
                              of current events, we note
                              that the nuclear power
                              industry is heavily regulated
                              by the NRC and subject to
                              restrictions and policies
                              introduced by the Office of
                              Homeland Security. In 2002,
                              the NRC completed a
                              comprehensive review of its
                              requirements for nuclear power
                              plants, including the storage
                              of nuclear waste and materials
                              and, as a result, issued new
                              required security measures. In
                              this case, GE operates a spent
                              fuel storage depository;
                              however, the main focus of
                              this resolution is directed at
                              the company's design,
                              manufacturing, and sales of
                              reactors. Based on the tight
                              regulation of the nuclear
                              power industry by the NRC and
                              the fact that GE's operations
                              in the nuclear power industry
                              are primarily in equipment
                              design, sales, and service;
                              not facility operations, we do
                              not believe that this report
                              would provide enough
                              meaningful information to
                              shareholders to justify the
                              time and assets necessary to
                              prepare this report.

                    7       Report on PCB Clean-up                         Against      Against                  ShrHoldr
                    8       Report on Foreign Outsourcing                  Against      Against                  ShrHoldr

Mgmt Rec - Company Management Recommended Vote                           Page 15

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                               ISS generally supports
                               proposals that call for
                               increased disclosure on
                               matters of importance to
                               shareholders. Such
                               transparency can assist
                               shareholders in better
                               evaluating the business risks
                               associated with their
                               investment. However, the
                               benefits derived from this
                               disclosure must be weighed
                               against the cost and burden
                               of preparing the information
                               and the potential impacts
                               that the disclosure may have
                               on company strategy or
                               operations. When evaluating
                               proposals to review and
                               report on outsourcing or
                               off-shoring, ISS looks at the
                               nature and scope of
                               operations that a company is
                               opting to outsource as well
                               as potential risks and
                               benefits associated with such
                               a policy. Additionally, we
                               consider industry norms with
                               regards to the type and
                               number of positions that are
                               outsourced. Finally, we
                               consider the degree to which
                               publishing a detailed report
                               on company outsourcing
                               policies may provide
                               strategic insight to
                               competitors while not
                               disclosing substantial,
                               useful information to
                               shareholders. In this case we
                               note that GE does outsource
                               some service and technical
                               positions to foreign markets
                               where the company has
                               determined that cost savings
                               would ultimately benefit the
                               company and increase
                               shareholder value. Further we
                               note that several of the
                               company's peers and
                               competitors have outsourced
                               similar jobs. Additionally,
                               detailed disclosure on the
                               company's policies regarding
                               job outsourcing may not
                               provide benefits to
                               shareholders commensurate
                               with the cost of preparing
                               this report. As such, we do
                               not recommend support for the
                               proposal at this time.

                    9       Prepare Sustainability Report                  Against      Against                  ShrHoldr

                               ISS generally supports
                               proposals that seek additional
                               disclosure, as shareholders
                               should be provided with
                               sufficient information in key
                               business areas to fully assess
                               the risks associated with
                               their investment. When
                               evaluating resolutions calling
                               for a sustainability report,
                               ISS reviews the current
                               reporting policies of the
                               company as they relate to
                               sustainability issues.
                               Specifically, we examine the
                               existence and substance of an
                               EHS or similar report, code of
                               corporate conduct, and
                               diversity or equal opportunity
                               data, or a consolidated
                               sustainability report based on
                               a widely accepted standard
                               such as the GRI. In this case,
                               ISS notes that GE currently
                               has significant discussion of
                               many sustainability issues on
                               the company website. This
                               disclosure includes an EHS
                               report, diversity information,
                               the GE Integrity Policy, and
                               information on community
                               involvement and philanthropic
                               initiatives. Moreover, the
                               company has committed to
                               publishing a consolidated
                               report on

Mgmt Rec - Company Management Recommended Vote                           Page 16

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              issues regarding environmental
                              performance, social
                              initiatives, economic
                              achievement, and corporate
                              citizenship in 2004.
                              Therefore, while we will
                              continue to monitor the scope
                              and level of disclosure at GE,
                              we believe that the company
                              has substantially addressed
                              many of the issues noted by
                              the proponent. As such, we do
                              not recommend support for the
                              proposal at this time.

                    10      Limit Composition of Management                Against      Against                  ShrHoldr
                            and Compensation Committee to
                            Independent Directors

                              Given that: (1) the company
                              already has a policy in place
                              requiring that all key board
                              committee members be
                              independent and (2) the
                              company's Management
                              Development and Compensation
                              Committee is currently fully
                              independent by NYSE, Council
                              of Institutional Investors,
                              and ISS definitions, we do not
                              believe this item warrants
                              shareholder support.

                    11      Report on Pay Disparity                        Against      Against                  ShrHoldr

                              In the case of this proposal,
                              we note that the proponent is
                              specifically asking for a
                              comparison of the compensation
                              of the company's top
                              executives with that of its
                              lowest compensated workers on
                              a nationwide basis and a
                              report on any recommendations
                              regarding changing the current
                              level of executive pay. Though
                              the disparity between the pay
                              levels of entry-level and
                              executive employees has
                              undoubtedly grown at many U.S.
                              companies over the past few
                              decades, we note that it is
                              unlikely that the requested
                              report would produce a
                              meaningful gauge for
                              shareholders of whether GE's
                              compensation policies and pay
                              levels are appropriate and
                              effective for employees at the
                              senior executive level. While
                              we understand the proponent's
                              concerns with escalating CEO
                              pay, we note that GE's
                              compensation committee is
                              composed entirely of
                              independent directors. Based
                              on our concerns regarding the
                              utility of the proposed report
                              and the independence of the
                              company's compensation
                              committee, we do not believe
                              that preparation of the
                              requested report would yield
                              meaningful information to
                              shareholders regarding the
                              efficacy of the company's
                              executive compensation
                              policies and practices.

                    12      Limit Awards to Executives                     Against      Against                  ShrHoldr

                              In light of the recent
                              measures taken by the company
                              to make its executive and
                              director equity compensation
                              practices more shareholder
                              friendly (see Items 3 and 16),
                              we believe that the
                              proponent's request of a
                              cessation of all executive
                              stock option

Mgmt Rec - Company Management Recommended Vote                           Page 17

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              programs and bonus programs is
                              unreasonable.

                    13      Limit Board Service for Other                  Against      For                      ShrHoldr
                            Companies

                              In view of the increased
                              demands placed on board
                              members, directors who are
                              overextended may be
                              jeopardizing their ability to
                              serve as effective
                              representatives of
                              shareholders. Even if a person
                              were retired and devoted
                              himself full time to
                              directorships, based on a
                              full-time work schedule (1,920
                              hours per year) and the
                              estimated hours of board
                              service (300 per year), an
                              individual could not
                              reasonably be expected to
                              serve on more than six boards.
                              In view of this, ISS
                              recommends that shareholders
                              withhold votes from directors
                              who sit on more than six
                              public company boards. Service
                              on boards of subsidiary
                              companies, private companies,
                              or non-profit organizations
                              will be excluded. If a
                              director sits on several
                              mutual fund boards within the
                              same fund family, it will
                              count as one board. We note
                              that the company's policy is
                              substantially similar to the
                              proponent's request. With
                              regard to fully retired
                              directors, the proponent is
                              requesting that board service
                              be limited to a total of five
                              directorships. Although the
                              company's policy does not
                              address whether a director is
                              retired or not, it also allows
                              for a total of five
                              directorships as long as the
                              director in question does not
                              serve as a CEO or in an
                              equivalent position. The
                              proponent is also requesting
                              that board service for the
                              company's non-retired
                              directors be limited to a
                              total of three directorships
                              while the company places a
                              three board limit on directors
                              who serve as CEOs or in
                              equivalent positions. Thus,
                              one of the differences between
                              the proponent's request and
                              the company's policy lies in
                              the treatment of non-retired
                              directors. In the case of
                              non-retired directors, the
                              proponent advocates a total of
                              three directorships while the
                              company currently provides for
                              a limit of five directorships,
                              making the proponent's request
                              slightly more stringent than
                              the company's current policy.
                              Another significant difference
                              between the proponent's
                              request and the company's
                              policy lies in the enforcement
                              mechanisms. While the company
                              may bypass the aforementioned
                              limits with respect to current
                              directors, the proponent's
                              request would not give the
                              company such leeway. In fact,
                              it would require an advisory
                              shareholder vote in the event
                              the proposed policy is
                              discontinued or materially
                              changed. Although the company
                              maintains a policy regarding
                              overboarded directors, the
                              policy permits the maintenance
                              of current directors who
                              exceed these limits if the
                              board determines that such

Mgmt Rec - Company Management Recommended Vote                           Page 18

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              director's service on the
                              board would not be impaired.
                              In fact, the company has
                              already made an exception with
                              regard to director Claudio
                              Gonzalez, who sits on over six
                              other public company boards.
                              The proponent's request would
                              not allow the company to
                              bypass or alter these limits
                              without shareholder approval.
                              Therefore, we believe that the
                              proponent's request represents
                              a preferable policy framework
                              from a shareholder's
                              perspective. As such, we
                              believe this item warrants
                              shareholder support.

                    14      Separate Chairman and CEO                      Against      Against                  ShrHoldr
                            Positions

                              We believe that the company's
                              governance structure provides
                              a satisfactory balance to a
                              unified chairman and CEO /
                              president position.

                    15      Hire Advisor/Maximize Shareholder              Against      Against                  ShrHoldr
                            Value

                              GE outperformed the S&P 500
                              Index but underperformed the
                              S&P 500 Industrials Index for
                              one-year shareholder returns.
                              However, GE underperformed
                              these indexes for three-year
                              shareholder returns. For
                              five-year shareholder returns,
                              GE outperformed the S&P 500
                              Index but underperformed the
                              S&P 500 Industrials Index. In
                              the absence of other
                              indicators that would suggest:
                              (1) the company is in a period
                              of poor or sluggish
                              performance with no turnaround
                              in sight and (2) the board is
                              entrenched, we believe that
                              many of the company's
                              long-term shareholders would
                              suffer if the company was put
                              into play and sold out at a
                              relatively depressed price.
                              Given that the company
                              regularly reviews its
                              businesses in terms of their
                              global competitiveness, and
                              makes adjustments when
                              warranted in order to maximize
                              long-term value for
                              shareholders, we do not
                              believe it should be required
                              to engage the services of an
                              investment bank to explore the
                              sale of the company at this
                              time. As such, this item does
                              not warrant shareholder
                              support.

                    16      Adopt a Retention Ratio for                    Against      Against                  ShrHoldr
                            Executives and Directors

                              ISS has long advocated
                              director and executive stock
                              ownership as a mechanism of
                              aligning executive and
                              shareholder interests. An
                              alternative approach is the
                              use of a retention ratio or
                              holding period. Such
                              guidelines require executives
                              to hold a percentage of the
                              shares they receive from stock
                              option exercise or other
                              equity awards (net of income
                              taxes owed) either for a
                              specified period of time (a
                              holding period) or for their
                              full term of employment with
                              the company (a retention
                              ratio). Unlike traditional
                              stock ownership requirements,
                              holding periods and retention
                              ratios

Mgmt Rec - Company Management Recommended Vote                           Page 19

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                               Company/ Ticker                       Mgmt         Vote          Record                 Shares
Date/Type                             Ballot Issues            Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              provide for continuous stock
                              accumulation by executives,
                              irrespective of the value of
                              their share holdings, while
                              minimizing the possibility of
                              abusive short-term
                              profiteering through inside
                              information. A disadvantage,
                              however, is that stock
                              retention policies--particularly
                              if applied for full tenure--could
                              lead to higher executive
                              turnover if executives can
                              only take their wealth out of
                              the firm by leaving. While it
                              is important to encourage
                              executive stock ownership,
                              shareholders must be mindful
                              that it can be accomplished in
                              a number of ways. Therefore,
                              shareholder proposals asking
                              companies to adopt retention
                              ratios for their executives
                              should be evaluated on a
                              case-by-case basis. Targeted
                              companies may already have
                              some type of stock ownership
                              requirement, holding period,
                              retention ratio, or
                              combination, which should be
                              reviewed for stringency. A
                              rigorous stock ownership
                              guideline, for example, should
                              go beyond the standard 5x
                              salary for CEOs, with the
                              multiple declining for other
                              executives. It is also
                              important to consider how
                              easily the stock ownership
                              threshold can be met. Equity
                              awards should not be included
                              in the stock ownership
                              calculation for this purpose.
                              A meaningful retention ratio
                              may also be an effective
                              substitute to traditional
                              stock ownership guidelines--
                              i.e., at least 50 percent of
                              stock received from equity
                              awards (on a net proceeds
                              basis) must be held for the
                              executive's tenure with the
                              company. In addition to any
                              guidelines currently in place,
                              shareholders should take into
                              account actual officer stock
                              ownership at the company and
                              the degree to which it meets
                              or exceeds the proponent's
                              suggested holding
                              period/retention ratio or the
                              company's own stock ownership
                              policies or retention
                              requirements. Although the
                              company does not require a
                              retention ratio, as currently
                              requested, for directors and
                              officers, it has other
                              mechanisms in place that align
                              director and officer interests
                              with shareholders' interests.
                              These include the
                              aforementioned stock ownership
                              requirements and the one-year
                              holding period for executives.
                              We also note the company's
                              shift to a long-term
                              performance-based equity
                              compensation structure for its
                              executives (40 percent) and
                              deferred stock units for its
                              directors (60 percent). Given
                              that the company already has
                              sufficient mechanisms and
                              policies in place to ensure
                              the alignment of director and
                              officer interests - i.e. (1)
                              stock ownership guidelines,
                              (2) holding period for
                              executives, and (3) a shift to
                              a long-term performance-based
                              equity compensation structure,
                              we do not believe this item
                              warrants shareholder

Mgmt Rec - Company Management Recommended Vote                           Page 20

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              support.

                    17      Require 70% to 80% Independent                 Against      Against                  ShrHoldr
                            Board

                              Given that: (1) the board is
                              73.3 percent independent
                              according to ISS definitions,
                              (2) the company already has a
                              policy in place providing for
                              a two-thirds independent
                              board, with a minimum of ten
                              independent directors at all
                              times, and (3) the company has
                              voluntarily adopted
                              additional, stricter
                              independence tests with
                              respect to a director's
                              affiliation with non-profit
                              organizations funded by the GE
                              and companies receiving loans
                              from GE, we believe that the
                              company has taken sufficient
                              steps to ensure the
                              maintenance of a supermajority
                              independent board. As such,
                              this item does not warrant
                              shareholder support.

                    18      Report on Political Contributions              Against      Against                  ShrHoldr
                            /Activities

                              When reviewing requests for
                              proposals on political
                              contributions, ISS takes into
                              account the scope and nature
                              of the request, the company's
                              adherence to laws and
                              regulations governing
                              political contributions, and
                              company policies and
                              additional disclosure on such
                              contributions. In the case of
                              GE, we note that the company
                              complies with federal, state,
                              and local laws regarding
                              contributions to political
                              candidates or organizations.
                              Additionally, much of the
                              information requested by the
                              proponent is available on both
                              government and privately
                              managed websites. Therefore,
                              the scope of the disclosure
                              requested in this proposal may
                              not be substantially different
                              from information currently
                              available, and may not provide
                              any significant benefit to
                              shareholders. As such, it does
                              not appear that preparing and
                              publicizing such reports in
                              the manner requested by the
                              proponent would be the most
                              effective use of company
                              assets.

06/02/04 - A        GENERAL MOTORS CORP. *GM*                 370442105                               04/05/04                 3,400
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Percy N. Barnevik
                            --- For
                    1.2     Elect Director John H. Bryan
                            --- For
                    1.3     Elect Director Armando M. Codina
                            --- For
                    1.4     Elect Director George M.C. Fisher
                            --- For
                    1.5     Elect Director Karen Katen
                            --- For
                    1.6     Elect Director Kent Kresa
                            --- For
                    1.7     Elect Director Alan G. Lafley
                            --- For

Mgmt Rec - Company Management Recommended Vote                           Page 21

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                    1.8     Elect Director Philip A. Laskawy
                            --- For
                    1.9     Elect Director E.Stanley O'Neal
                            --- For
                    1.10    Elect Director Eckhard Pfeiffer
                            --- For
                    1.11    Elect Director G.Richard Wagoner,
                            Jr. --- For

                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Prohibit Awards to Executives                  Against      Against                  ShrHoldr
                    4       Prohibit Awards to Executives                  Against      Against                  ShrHoldr

                              ISS Analysis ISS supports the
                              use of performance-based pay
                              and believes there should be
                              strong linkage between
                              compensation and performance
                              at the senior executive level.
                              However, ISS believes that
                              issuers should have some
                              flexibility in determining the
                              mix of award types that would
                              best align executives
                              incentives with those of
                              shareholders. Deleting all
                              rights, options, SAR's and
                              severance payments to top
                              management after expiration of
                              existing plans or commitments
                              can unduly restrict the
                              flexibility of the
                              Compensation Committee from
                              designing executive
                              compensation. Therefore, ISS
                              recommends a vote AGAINST this
                              proposal.

                    5       Separate Chairman and CEO                      Against      Against                  ShrHoldr
                            Positions

                              We believe that the company's
                              governance structure provides
                              a satisfactory balance to a
                              unified chairman and CEO
                              position and therefore
                              recommend a vote against this
                              proposal.

                    6       Limit Composition of Committees to             Against      Against                  ShrHoldr
                            Independent Directors
                    7       Report on Greenhouse Gas Emissions             Against      Against                  ShrHoldr

                              As the company's current
                              reporting addresses emissions
                              information, including company
                              efforts to incorporate
                              advanced emissions reducing
                              technology into the company's
                              fleet of vehicles in order to
                              improve overall fuel economy,
                              we do not believe that the
                              preparation of an additional
                              report is warranted at this
                              time.

                    8       Submit Severance Agreement                     Against      For                      ShrHoldr
                            (Change-in-Control) to
                            Shareholder Vote

                              ISS Analysis ISS generally
                              supports the submission of
                              parachute provisions for
                              shareholder ratification as
                              long as there is no
                              requirement for prior
                              shareholder approval which
                              would limit a board's
                              negotiating flexibility.
                              Seeking shareholder approval
                              after the material terms of
                              the contract are agreed upon
                              would give the board a
                              framework to work within and
                              prevent the excessive "pay for
                              failure" packages that have
                              been witnessed at some

Mgmt Rec - Company Management Recommended Vote                           Page 22

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              companies. Furthermore, we
                              believe that a company's
                              parachute provisions should be
                              reasonable and not excessive.
                              To be effective without
                              creating distorted incentives
                              with respect to management,
                              severance arrangements must be
                              considerably less attractive
                              than continued employment with
                              the company. We recommend a
                              vote in favor of this
                              proposal.

                    9       Establish Executive and Director               Against      Against                  ShrHoldr
                            Stock Ownership Guidelines

                              In this case, while the
                              company has executive stock
                              ownership requirements of 1x
                              to 5x salary, the actual
                              stock ownership of the CEO
                              and some of the other
                              executive officers exceeds 7x
                              salary. The company has also
                              updated its stock ownership
                              guidelines for directors
                              since the filing of 2004
                              proxy statement from 3x to 5x
                              annual retainer for
                              directors. Therefore, ISS
                              belives that the company
                              substantially meets what
                              would be considered
                              appropriate stock ownership
                              requirements for aligning the
                              interests of executives and
                              directors with those of
                              shareholders. We recommend a
                              vote AGAINST this proposal.

04/27/04 - A        GOODRICH CORPORATION *GR*                 382388106                               03/08/04                 7,400
                    1       Elect Directors                                For          For                      Mgmt
                    2       Ratify Auditors                                For          For                      Mgmt

04/20/04 - A        HAWAIIAN ELECTRIC INDUSTRIES, INC.        419870100                               02/11/04                 3,100
                    *HE*
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director Victor Hao Li,
                            S.J.D. --- For

                              We recommend a vote FOR the
                              directors with the exception
                              of affiliated outsider Jeffrey
                              N. Watanabe. We recommend that
                              shareholders WITHHOLD votes
                              from Jeffrey N. Watanabe for
                              standing as an affiliated
                              outsider on the Nominating
                              Committee.

                    1.2     Elect Director T. Michael May
                            --- For
                    1.3     Elect Director Diane J. Plotts
                            --- For
                    1.4     Elect Director Kelvin H. Taketa
                            --- For
                    1.5     Elect Director Jeffrey N.
                            Watanabe --- Withhold
                    2       Ratify Auditors                                For          For                      Mgmt

Mgmt Rec - Company Management Recommended Vote                           Page 23

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
05/07/04 - A        HEALTH CARE PROPERTY INVESTORS, INC.      421915109                               03/24/04                 3,000
                    *HCP*
                    1       Elect Directors                                For          For                      Mgmt
                    2       Increase Authorized Common Stock               For          Against                  Mgmt

                              The requested increase of
                              550,000,000 shares is above
                              the allowable threshold of
                              340,000,000 shares.

                    3       Declassify the Board of Directors              For          For                      Mgmt

                              ISS commends management for
                              submitting this proposal,
                              which demonstrates a
                              commitment to shareholders'
                              interests.

                    4       Ratify Auditors                                For          For                      Mgmt

04/27/04 - A        INTERNATIONAL BUSINESS MACHINES CORP.     459200101                               02/27/04                 1,600
                    *IBM*
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Cathleen Black
                            --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director Kenneth I.
                            Chenault --- For
                    1.3     Elect Director Carlos Ghosn
                            --- For
                    1.4     Elect Director Nannerl O. Keohane
                            --- For
                    1.5     Elect Director Charles F. Knight
                            --- For
                    1.6     Elect Director Lucio A. Noto
                            --- For
                    1.7     Elect Director Samuel J.
                            Palmisano --- For
                    1.8     Elect Director John B. Slaughter
                            --- For
                    1.9     Elect Director Joan E. Spero
                            --- For
                    1.10    Elect Director Sidney Taurel
                            --- For
                    1.11    Elect Director Charles M. Vest
                            --- For
                    1.12    Elect Director Lorenzo H.
                            Zambrano --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Ratify Auditors for the Company's              For          For                      Mgmt
                            Business Consulting Services Unit
                    4       Approve Executive Incentive Bonus              For          For                      Mgmt
                            Plan

                              ISS recognizes that incentive
                              bonus plans such as this one
                              can be an important part of an
                              executive's overall pay
                              package. Over the long term,
                              stock prices are an excellent
                              indicator of management
                              performance. However, other
                              factors, such as economic
                              conditions and investor
                              reaction to the stock market
                              in general, and certain
                              industries in particular, can
                              greatly impact the company's
                              stock price. The performance
                              measures included under the
                              plan are appropriate for the
                              company given its line of

Mgmt Rec - Company Management Recommended Vote                           Page 24

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              business, long-term strategic
                              objectives, and
                              industry-specific measures for
                              assessing market
                              competitiveness. The plan is
                              administered by a committee of
                              independent outsiders, who
                              must certify attainment of
                              these objective, measurable
                              performance goals before
                              awards are paid to
                              participants. Additionally,
                              preservation of the full
                              deductibility of all
                              compensation paid reduces the
                              company's corporate tax
                              obligation.

                    5       Provide for Cumulative Voting                  Against      For                      ShrHoldr

                              ISS believes that cumulative
                              voting is an important tool in
                              the protection of
                              shareholders' rights, but
                              recognizes that the need for
                              cumulative voting can be
                              offset if a company has other
                              safeguards in place to protect
                              shareholders' rights and to
                              promote management
                              accountability. Therefore,
                              proposals to provide for
                              cumulative voting are
                              evaluated based on an
                              assessment of a company's
                              other corporate governance
                              provisions. ISS will recommend
                              a vote against a proposal to
                              restore or provide for
                              cumulative voting only if a
                              company has the following
                              corporate governance
                              provisions in place: an
                              annually-elected board
                              comprising a majority of
                              independent directors; a
                              nominating committee composed
                              solely of independent
                              directors; confidential
                              voting; a shareholder right to
                              call special meetings or to
                              act by written consent with 90
                              days' notice; the absence of a
                              dual-class capital structure;
                              and absence of a dead-hand
                              poison pill. Moreover, the
                              board may not have the sole
                              right to alter the size of the
                              board beyond a range
                              established by shareholders.
                              While not required, ISS would
                              prefer that a company also
                              have a published statement of
                              board governance guidelines,
                              including a description of the
                              process by which a shareholder
                              may submit a director nominee.
                              In addition to the governance
                              requirements, ISS considers a
                              company's performance when
                              evaluating a shareholder
                              proposal to restore or
                              implement cumulative voting.
                              For ISS to recommend a vote
                              against such a proposal, the
                              company's performance must be
                              comparable to or better than
                              that of its peers, or the
                              board must have demonstrated
                              its focus on increasing
                              shareholder value by taking
                              action to improve performance.

                                       In this case, the
                              company fails to meet all of
                              the aforementioned corporate
                              governance and performance
                              criteria. Specifically, the
                              shareholders do not have the
                              ability to act by written
                              consent unless it is
                              unanimous or to call special
                              meetings.

                    6       Amend Pension and Retirement Medical           Against      Against                  ShrHoldr
                            Insurance Plans

Mgmt Rec - Company Management Recommended Vote                           Page 25

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              ISS believes the scope of the
                              proponent's proposal is
                              overly broad since it asks
                              that all employees be allowed
                              to choose participation in
                              the plan, which could be
                              costly to shareholders.
                              Moreover, if the company
                              ultimately lost on these
                              claims it would be required
                              to remedy the age
                              discriminating effect of its
                              plans. Accordingly, we
                              recommend a vote against this
                              proposal.

                    7       Submit Executive Compensation to               Against      For                      ShrHoldr
                            Vote

                              Pension fund income can
                              distort true operating
                              performance, which should be
                              the basis for determining
                              executive bonuses and
                              compensation rather than gains
                              from defined benefit plans.
                              And because companies have
                              discretion in determining the
                              assuptions to measure pension
                              obligation and expenses, there
                              is potential for manipulation.
                              For example, J.P. Morgan
                              Fleming Asset Management found
                              that the median expected
                              annual rate of return used
                              among S&P 500 companies has
                              remained steady at 9.2 percent
                              since 1997. Using a more
                              realistic assumption such as
                              6.5 percent would trim $44
                              billion off S&P 500 profits
                              just in 2003. ISS agrees with
                              the principle advanced by the
                              proposal and believes a
                              cleaner measure of earnings
                              should be applied to
                              performance pay. A number of
                              companies are adopting this
                              concept, including General
                              Electric, Verizon
                              Communications and Qwest
                              Communications International
                              Inc.

                    8       Expense Stock Options                          Against      For                      ShrHoldr

                              ISS supports the general
                              principle motivating this
                              non-binding proposal. We agree
                              with the growing investor
                              consensus that companies
                              should expense the costs
                              associated with stock options
                              in order to increase the
                              accuracy of their financial
                              statements. Although companies
                              can choose to expense options,
                              the Financial Accounting
                              Standards Board (FASB) does
                              not require it. Since the
                              expensing of options lowers
                              earnings, most companies have
                              elected not to do so. Instead,
                              most companies have opted to
                              disclose option values only in
                              the footnotes to their annual
                              reports. In the absence of an
                              accepted methodology with
                              which to value the contingent
                              cost of stock options,
                              companies that have
                              voluntarily expensed stock
                              options (some 350) have had
                              flexibility in their selection
                              of a specific valuation
                              methodology. Opponents of
                              option expensing argue that
                              options are difficult to value
                              and expensing options could
                              add complexity and decrease
                              transparency in financial
                              reporting. However, given

Mgmt Rec - Company Management Recommended Vote                           Page 26

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              the fact that stock options
                              have become an integral
                              component of compensation,
                              their value cannot be ignored
                              and treated as "no-cost"
                              compensation. Given that (1)
                              many companies use stock
                              options as a significant
                              component of overall
                              compensation, (2) the exercise
                              of options result in a
                              transfer of shareholder value,
                              and (3) the contingent cost of
                              options reduces earnings, we
                              believe that options should be
                              expensed along with all other
                              forms of compensation to
                              better reflect the company's
                              true earnings and provide
                              additional discipline against
                              overuse.

                    9       Limit Awards to Executives                     Against      Against                  ShrHoldr

                              ISS agrees with proponent's
                              underlying rationale for
                              disclosure of executive
                              compensation. However, the
                              liability threshold of $2,000
                              is arbitrary. Furthermore,
                              based on the independence of
                              the company's compensation
                              committee, and the company's
                              existing disclosure regarding
                              its compensation practices, we
                              agree with the board that the
                              current requirements for
                              disclosure of executive
                              compensation are adequate and
                              fair. Therefore, we do not
                              believe that shareholders
                              would receive any meaningful
                              benefit from this additional
                              disclosure requirement.

                    10      China Principles                               Against      Against                  ShrHoldr

                              ISS reviews proposals to adopt
                              the US Business Principles for
                              Human Rights of Workers in
                              China, giving consideration to
                              a number of factors including:
                              the company's current
                              workplace code of conduct or
                              adherence to other global
                              standards and their similarity
                              to the Principles; agreements
                              with foreign suppliers to meet
                              certain workplace standards;
                              how company and vendor
                              facilities are monitored; peer
                              company adherence to the
                              Principles; costs and
                              feasibility/legality of
                              implementing the Principles;
                              and whether the company has
                              been recently involved in
                              labor and human rights
                              controversies or violations.

                                       We recognize that the
                              adoption and/or enforcement
                              of principles relating to
                              internationally accepted
                              human rights standards can
                              benefit corporations
                              operating in markets with
                              documented abuses. While the
                              China Principles are
                              specifically defined to
                              address issues in that
                              country, we note that other
                              international labor and human
                              rights standards can also
                              help the company satisfy this
                              goal while providing a
                              broader framework for
                              multinational companies. In
                              the case of IBM, we note that
                              there is one allegation of
                              questionable human rights
                              performance at some of the
                              company's overseas
                              operations, including
                              locations in China; however,
                              the scope and severity of
                              these claims did not appear

Mgmt Rec - Company Management Recommended Vote                           Page 27

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              significant or could not be
                              confirmed at the time of this
                              analysis. Additionally, the
                              company has already
                              established a code of conduct
                              for company operations
                              worldwide, and applies some
                              aspects of this code to its
                              vendors, suppliers, and
                              contractors. Of note, this
                              policy addresses many of the
                              issues brought forth by the
                              China Principles. Moreover, we
                              are concerned that some of the
                              aspects of the China
                              Principles may be beyond the
                              company's control, such as
                              prohibiting police or military
                              presence at the company's
                              operations. Thus, while we
                              will continue to monitor the
                              allegations of human rights
                              violations at IBM facilities
                              in China, we believe that
                              committing to adopt and
                              implement the China Principles
                              could prove both costly and
                              difficult. As such, while ISS
                              encourages IBM to evaluate and
                              enhance its policies and
                              compliance standards for labor
                              and human rights in China, we
                              do not feel that
                              implementation of the China
                              Principles per se would
                              significantly improve upon the
                              current policies implemented
                              by the company.

                    11      Report on Political Contributions              Against      Against                 ShrHoldr
                            /Activities

                              When reviewing requests for
                              proposals on political
                              contributions, ISS takes into
                              account the scope and nature
                              of the request, the company's
                              adherence to laws and
                              regulations governing
                              political contributions, and
                              company policies and
                              additional disclosure on such
                              contributions. In the case of
                              IBM, we note that the company
                              has a strict policy
                              prohibiting the use of company
                              funds, assets, time, or
                              equipment in a manner that
                              could be construed as
                              supporting a political
                              campaign or candidate.
                              Additionally, employees at IBM
                              are prohibited from making
                              contributions as a
                              representative of the company.
                              Since company policies
                              expressly prohibit political
                              contributions, we do not
                              believe this proposal is
                              supportable.

                    12      Report on Executive Compensation               Against      Against                 ShrHoldr

                              While ISS supports policies
                              that link executive
                              compensation to appropriate
                              performance metrics, we do not
                              believe that preparation of
                              the requested report would
                              yield meaningful information
                              to shareholders regarding the
                              efficacy of the company's
                              executive compensation
                              policies and practices.

05/11/04 - A        KERR-MCGEE CORP. *KMG*                    492386107                               03/12/04                 3,100
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director William E.
                            Bradford ---

Mgmt Rec - Company Management Recommended Vote                           Page 28

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                            For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director Luke R. Corbett
                            --- For
                    1.3     Elect Director David C Genever-
                            Watling --- For
                    1.4     Elect Director Farah M. Walters
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Establishment of an Office of the              Against      For                      ShrHoldr
                            Board of Directors

                              Therefore, we recommend in
                              favor of the proposal.

06/25/04 - S        KERR-MCGEE CORP. *KMG*                    492386107                               05/20/04                 3,100
                    1       Approve Merger Agreement                       For          For                      Mgmt

                              Conclusion: Based on the
                              "within-the-range" valuation
                              and reasonable market premium,
                              the fairness opinion, and the
                              potential strategic synergies,
                              we believe the merger
                              agreement warrants shareholder
                              support.

05/20/04 - A        KIMCO REALTY CORP. *KIM*                  49446R109                               03/22/04                 2,200
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director Martin Kimmel
                            --- Withhold

                              We recommend a vote FOR the
                              directors with the exceptions
                              of affiliated outsiders Frank
                              Lourenso, Richard G. Dooley
                              and Martin S. Kimmel, and
                              insiders David B. Henry,
                              Michael J. Flynn and Milton
                              Cooper. We recommend that
                              shareholders WITHHOLD votes
                              from Richard G. Dooley for
                              standing as an affiliated
                              outsider on the Audit,
                              Compensation and Nominating
                              committees and for failure to
                              establish a majority
                              independent board. We also
                              recommend that shareholders
                              WITHHOLD votes from Martin S.
                              Kimmel for standing as an
                              affiliated outsider on the
                              Compensation and Nominating
                              committees and for failure to
                              establish a majority
                              independent board, and from
                              Frank Lourenso for standing as
                              an affiliated outsider on the
                              Nominating Committee and for
                              failure to establish a
                              majority independent board.
                              Lastly, we recommend that
                              shareholders WITHHOLD votes
                              from David B. Henry, Michael
                              J. Flynn and Milton Cooper for
                              failure to establish a
                              majority independent board.

                    1.2     Elect Director Milton Cooper ---
                            Withhold
                    1.3     Elect Director Richard G. Dooley
                            --- Withhold

Mgmt Rec - Company Management Recommended Vote                           Page 29

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                    1.4     Elect Director Michael Flynn
                            --- Withhold
                    1.5     Elect Director Joe Grills
                            --- For
                    1.6     Elect Director David Henry
                            --- Withhold
                    1.7     Elect Director F. Patrick Hughes
                            --- For
                    1.8     Elect Director Frank Lourenso
                            --- Withhold
                    1.9     Elect Director Richard Saltzman
                            --- For
                    2       Amend Stock Option Plan                        For          For                      Mgmt

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 5.11 percent is
                              within the allowable cap for
                              this company of 5.49 percent.
                              Additionally, this plan
                              expressly forbids repricing.

                    3       Separate Chairman and CEO                      Against      For                      ShrHoldr
                            Positions

                              Absent an offsetting
                              governance structure, we
                              believe that a company of this
                              size should be able to find
                              two qualified people willing
                              to serve in the separate
                              positions of chairman and CEO.

05/13/04 - A        LEAR CORPORATION *LEA*                    521865105                               03/19/04                 1,200
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Larry W. McCurdy
                            --- For
                    1.2     Elect Director Roy E. Parrott
                            --- For
                    1.3     Elect Director Richard F.
                            Wallman --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Submit Shareholder Rights Plan                 Against      For                      ShrHoldr
                            (Poison Pill) to Shareholder Vote

                              ISS Discussion We note that
                              the board emphasizes in the
                              2004 proxy statement that this
                              proposal, if supported by a
                              majority of votes cast, would
                              not be binding on the board
                              and therefore would not
                              necessarily effectuate any
                              changes to the poison pill.
                              Our opinion is that where
                              shareholders express their
                              views clearly through voting
                              for a proposal, that opinion
                              should be listened to by the
                              company's board directors.
                              Further, where a board
                              consistently ignores or fails
                              to implement a proposal
                              approved by a majority of
                              shareholder votes cast, we
                              believe that this may provide
                              adequate reason for
                              recommending withholding votes
                              for future director elections.
                              While we welcome the company's
                              introduction of a board
                              committee review process for
                              the poison pill, poison pills
                              greatly alter the balance of
                              power between shareholders and
                              management, and shareholders
                              should be allowed to make
                              their own evaluation of such
                              plans. We therefore agree with
                              the

Mgmt Rec - Company Management Recommended Vote                           Page 30

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              proponent that the adoption,
                              maintenance or extension of
                              any poison pill should be put
                              to a shareholder vote.

05/17/04 - A        LIMITED BRANDS *LTD*                      532716107                               03/31/04                 1,100
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Eugene M. Freedman
                            --- For
                    1.2     Elect Director V. Ann Hailey
                            --- For
                    1.3     Elect Director David T. Kollat
                            --- For
                    1.4     Elect Director Leslie H. Wexner
                            --- For
                    2       Amend Omnibus Stock Plan                       For          For                      Mgmt

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 7.13 percent is
                              within the allowable cap for
                              this company of 8.82 percent.

04/20/04 - A        M & T BANK CORP. *MTB*                    55261F104                               02/27/04                 1,700
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director William F. Allyn
                            --- For

                              We recommend a vote FOR the
                              directors with the exception
                              of independent outsider
                              Richard E. Garman. We
                              recommend that shareholders
                              WITHHOLD votes from Richard E.
                              Garman for poor attendance.

                    1.2     Elect Director Brent D. Baird
                            --- For
                    1.3     Elect Director Robert J. Bennett
                            --- For
                    1.4     Elect Director C. Angela Bontempo
                            --- For
                    1.5     Elect Director Robert T. Brady
                            --- For
                    1.6     Elect Director Emerson L.
                            Brumback --- For
                    1.7     Elect Director Michael D.
                            Buckley --- For
                    1.8     Elect Director Patrick J. Callan
                            --- For
                    1.9     Elect Director R. Carlos
                            Carballada --- For
                    1.10    Elect Director T. Jefferson
                            Cunningham III --- For
                    1.11    Elect Director Donald Devorris
                            --- For
                    1.12    Elect Director Richard E. Garman
                            --- Withhold
                    1.13    Elect Director James V. Glynn
                            --- For
                    1.14    Elect Director Derek C. Hathaway
                            --- For
                    1.15    Elect Director Daniel R. Hawbaker
                            ---

Mgmt Rec - Company Management Recommended Vote                           Page 31

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                            For
                    1.16    Elect Director Patrick W.E.
                            Hodgson --- For
                    1.17    Elect Director Gary Kennedy
                            --- For
                    1.18    Elect Director Richard G. King
                            --- For
                    1.19    Elect Director Reginald B.
                            Newman,  II --- For
                    1.20    Elect Director Jorge G. Pereira
                            --- For
                    1.21    Elect Director Michael P. Pinto
                            --- For
                    1.22    Elect Director Robert E. Sadler,
                            Jr. --- For
                    1.23    Elect Director Eugene J. Sheehy
                            --- For
                    1.24    Elect Director Stephen G. Sheetz
                            --- For
                    1.25    Elect Director Herbert L.
                            Washington --- For
                    1.26    Elect Director Robert G. Wilmers
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt

04/22/04 - A        PFIZER INC. *PFE*                         717081103                               02/27/04                 4,600
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Michael S.
                            Brown --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director M. Anthony Burns
                            --- For
                    1.3     Elect Director Robert N. Burt
                            --- For
                    1.4     Elect Director W. Don Cornwell
                            --- For
                    1.5     Elect Director William H. Gray
                            III --- For
                    1.6     Elect Director Constance J.
                            Horner --- For
                    1.7     Elect Director William R. Howell
                            --- For
                    1.8     Elect Director Stanley O.
                            Ikenberry --- For
                    1.9     Elect Director George A. Lorch
                            --- For
                    1.10    Elect Director Henry A. Mckinnell
                            --- For
                    1.11    Elect Director Dana G. Mead ---
                            For
                    1.12    Elect Director Franklin D. Raines
                            --- For
                    1.13    Elect Director Ruth J. Simmons
                            --- For
                    1.14    Elect Director William C. Steere,
                            Jr. --- For
                    1.15    Elect Director Jean-Paul Valles
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Approve Omnibus Stock Plan                     For          For                      Mgmt

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 4.88 percent is
                              within the allowable cap for
                              this company of 6.79 percent.

Mgmt Rec - Company Management Recommended Vote                           Page 32

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              Additionally, this plan
                              expressly forbids repricing.

                    4       Report on Operational Impact of                Against      Against                  ShrHoldr
                            HIV/AIDS, TB, and Malaria
                            Pandemic

                              In this case, we believe that
                              the company has taken certain
                              actions to help address the
                              affects of this healthcare
                              crisis in emerging markets.
                              These actions are similar in
                              nature and scope to those
                              taken by industry peers and
                              competitors, and represent an
                              acknowledgement of the effect
                              that the HIV/AIDS, TB, and
                              malaria pandemic could have on
                              company strategy and
                              operations. As such, when
                              considering the scope of
                              Pfizer's initiatives to
                              address this crisis and
                              current level of disclosure,
                              we do not believe that the
                              report requested in this
                              proposal will provide
                              information to shareholders
                              commensurate with the
                              potential difficulties and
                              expenses of preparing the
                              report. Therefore, we do not
                              recommend shareholder support
                              for the resolution at this
                              time.

                    5       Cease Political Contributions                  Against      Against                  ShrHoldr
                            /Activities

                              Interaction between corporate
                              America and the political
                              process has been a topic of
                              debate for several years.
                              Increasing scrutiny during and
                              election year and in the wake
                              of corporate scandals has led
                              to a surge in shareholder
                              activism on issues of
                              political contributions.
                              Opponents of corporate
                              political contributions argue
                              that companies spending scarce
                              resources on expensive
                              lobbying efforts and donating
                              to PACs would be better off
                              investing that money on new
                              procedures that will better
                              position the company to deal
                              with the coming regulations or
                              improve its operations.
                              Conversely, corporate
                              responses tend to suggest that
                              company involvement in the
                              political process can be
                              beneficial to the business
                              interests of the company and,
                              ultimately, shareholder value.

                                   When reviewing requests for
                              proposals on political
                              contributions, ISS takes into
                              account the scope and nature
                              of the request, the company's
                              adherence to laws and
                              regulations governing
                              political contributions, and
                              company policies and
                              additional disclosure on such
                              contributions. In this case,
                              the proponent has requested
                              that the company completely
                              refrain from political
                              contributions without
                              providing a business case for
                              the resolution. Moreover, we
                              note that the company complies
                              with all appropriate state and
                              federal laws regarding
                              campaign contributions.
                              Therefore, based on the level
                              of government oversight on
                              political contributions and
                              lack of supporting information
                              for this proposal, ISS
                              recommends that shareholders
                              vote against this item.

Mgmt Rec - Company Management Recommended Vote                           Page 33

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                    6       Report on Political Contributions              Against      Against                  ShrHoldr
                            /Activities

                              When reviewing requests for
                              proposals on political
                              contributions, ISS takes into
                              account the scope and nature
                              of the request, the company's
                              adherence to laws and
                              regulations governing
                              political contributions, and
                              company policies and
                              additional disclosure on such
                              contributions. In the case of
                              Pfizer, we note that the
                              company follows all state and
                              local laws regarding
                              contributions to political
                              candidates or organizations.
                              Additionally, interested
                              parties can view information
                              on the company's political
                              contributions and donations on
                              a report published at the end
                              of each election cycle.
                              Finally, the scope and nature
                              of the information requested
                              in this proposal may not be
                              substantially different from
                              data currently available and
                              could prove costly and
                              difficult for the company to
                              publish in a formal report. As
                              such, it does not appear that
                              preparing and publicizing such
                              reports in the manner
                              requested by the proponent
                              would be the most effective
                              use of shareholder funds.

                    7       Establish Term Limits for                      Against      Against                  ShrHoldr
                            Directors

                              Under an effective corporate
                              governance system,
                              shareholders have the right to
                              express their preferences each
                              year by voting on directors at
                              the annual meeting. Thus,
                              shareholders can remove or
                              reelect directors as they see
                              fit.

                    8       Report on Drug Pricing                         Against      Against                  ShrHoldr

                              When evaluating drug-pricing
                              proposals, ISS considers the
                              economic benefits of providing
                              subsidized drugs (e.g., public
                              goodwill) against the
                              potential costs in terms of
                              reduced profits, lower R&D
                              spending, and harm to
                              competitiveness. Additionally,
                              the company's current policies
                              are taken into account,
                              including any existing subsidy
                              or donor programs that make
                              life-saving pharmaceuticals
                              more accessible to financially
                              needy patients. Finally, we
                              consider the degree to which
                              peer companies have
                              implemented price restraints.
                              Specifically, this proposal
                              calls for the company to limit
                              price increases to a level
                              below that of the annual
                              inflation rate, and report to
                              shareholders on these
                              initiatives. While ISS
                              generally supports increased
                              disclosure that may help
                              shareholders better evaluate
                              their investment, the cost and
                              difficulty in generating this
                              information should be offset
                              by benefits gained from the
                              report. In this case, we also
                              note that the structure of the
                              proposal includes commitment
                              to a pricing policy along with
                              the report. Pfizer has
                              implemented several programs
                              to assist in increasing
                              accessibility to their

Mgmt Rec - Company Management Recommended Vote                           Page 34

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              products for the financially
                              needy. Additionally, the
                              company provides information
                              on these discount, subsidy,
                              and assistance programs in its
                              public filings and on the
                              company website. Finally, ISS
                              agrees with the company that
                              linking drug pricing to the
                              inflation rate may place the
                              company at a competitive
                              disadvantage by artificially
                              discounting prices below those
                              of competitors' products and
                              limiting resources to invest
                              in research and development.
                              Therefore, ISS recommends that
                              shareholders vote against this
                              proposal.

                    9       Limit Awards to Executives                     Against      Against                  ShrHoldr
                    10      Amend Animal Testing Policy                    Against      Against                  ShrHoldr

                              In this case, Pfizer has
                              developed a policy that calls
                              for utilizing in vitro testing
                              wherever possible provided it
                              complies with regulations and
                              does not effect the analysis
                              of treatment effectiveness or
                              patient safety. Additionally,
                              in some cases alternative
                              methods of testing may be not
                              feasible or meet criteria
                              established by the government.
                              Moreover, the level of live
                              animal testing at Pfizer
                              appears to be consistent with
                              industry standards on the
                              topic. As such, ISS does not
                              recommend shareholder support
                              for the resolution at this
                              time.

05/12/04 - A        PROGRESS ENERGY, INC. *PGN*               743263105                               03/05/04                 3,506
                    1       Elect Directors                                For          For                      Mgmt
                    2       Prohibit Awards to Executives                  Against      Against                  ShrHoldr

05/18/04 - A        PROLOGIS *PLD*                            743410102                               03/17/04                 2,500
                    1       Elect Directors                                For          For                      Mgmt
                    2       Approve Non-Employee Director                  For          For                      Mgmt
                            Omnibus StockPlan

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 2.05 percent is
                              within the allowable cap for
                              this company of 5.36 percent.

                    3       Ratify Auditors                                For          For                      Mgmt

06/08/04 - A        PRUDENTIAL FINANCIAL INC *PRU*            744320102                               04/12/04                 4,000

                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Arthur F.
                            Ryan --- For
                    1.2     Elect Director Gaston Caperton
                            --- For
                    1.3     Elect Director Gilbert F.
                            Casellas --- For
                    1.4     Elect Director Karl J. Krapek
                            --- For

Mgmt Rec - Company Management Recommended Vote                           Page 35

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                    1.5     Elect Director Ida F.S. Schmertz
                            --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Cease Charitable Contributions                 Against      Against                  ShrHoldr

                              ISS generally believes that
                              charitable contributions are
                              beneficial to the company when
                              they are donated in good faith
                              and in the absence of gross
                              negligence or self-dealing of
                              management. These
                              contributions assist in
                              worthwhile causes and can help
                              generate goodwill within the
                              community. Prudential
                              Financial's charitable
                              contributions donate to causes
                              that management believes are
                              beneficial to the communities
                              in which the company operates
                              and in the best interests of
                              the company. Therefore,
                              lacking evidence to the
                              contrary, we believe that
                              continuing these charitable
                              contributions is in the best
                              interests of the shareholders.

                    4       Declassify the Board of Directors              Against      For                      ShrHoldr

                              The ability to elect directors
                              is the single most important
                              use of the shareholder
                              franchise, and all directors
                              should be accountable on an
                              annual basis. A classified
                              board can entrench management
                              and effectively preclude most
                              takeover bids or proxy
                              contests. Board classification
                              forces dissidents and would-be
                              acquirers to negotiate with
                              the incumbent board, which has
                              the authority to decide on
                              offers without a shareholder
                              vote.

05/20/04 - A        RAYONIER INC. *RYN*                       754907103                               03/22/04                 2,159
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Ronald M. Gross
                            --- For
                    1.2     Elect Director Thomas I. Morgan
                            --- For
                    1.3     Elect Director Katherine D.
                            Ortega --- For
                    2       Increase Authorized Common Stock              For          For                         Mgmt
                    3       Amend Omnibus Stock Plan                      For          For                         Mgmt

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 9.46 percent is
                              within the allowable cap for
                              this company of 11.34 percent.
                              Additionally, this plan
                              expressly forbids repricing.
                              In 2003, the company granted
                              over 25 percent of its total
                              grants to its top five named
                              executives.

05/05/04 - A        SIMON PROPERTY GROUP, INC. *SPG*          828806109                               03/08/04                 1,700
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Birch Bayh --- For

Mgmt Rec - Company Management Recommended Vote                           Page 36

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                           Company/ Ticker                           Mgmt         Vote          Record                 Shares
Date/Type                         Ballot Issues                Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director Melvyn E.
                            Bergstein --- For
                    1.3     Elect Director Linda Walker
                            Bynoe --- For
                    1.4     Elect Director Karen N. Horn
                            --- For
                    1.5     Elect Director G. William
                            Miller --- For
                    1.6     Elect Director J. Albert Smith,
                            Jr. --- For
                    1.7     Elect Director Pieter S. van
                            den Berg --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Separate Chairman and CEO                      Against      For                      ShrHoldr
                            Positions

                              Absent a substantial role of
                              the lead director, we believe
                              that a company of this size
                              should be able to find an
                              independent qualified director
                              willing to serve as chairman.

05/07/04 - A        TEMPLE-INLAND INC. *TIN*                  879868107                               03/10/04                 1,300
                    1       Elect Directors                                For          For                      Mgmt
                    2       Ratify Auditors                                For          For                      Mgmt

05/03/04 - A        THE BOEING CO. *BA*                       097023105                               03/05/04                 3,800
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director John H. Biggs
                            --- Withhold
                    1.2     Elect Director John E. Bryson
                            --- Withhold
                    1.3     Elect Director Linda Z. Cook
                            --- For
                    1.4     Elect Director Rozanne L.
                            Ridgway --- Withhold
                    2       Reduce Supermajority Vote                      For          For                      Mgmt
                            Requirement
                    3       Ratify Auditors                                For          For                      Mgmt
                    4       Develop Ethical Criteria for                   Against      Against                  ShrHoldr
                            Military Contracts
                    5       Adopt Amended Workplace Code of                Against      For                      ShrHoldr
                            Conduct
                    6       Declassify the Board of Directors              Against      For                      ShrHoldr
                    7       Amend Vote Requirements to Amend               Against      For                      ShrHoldr
                            Articles/Bylaws/Charter
                    8       Submit Severance Agreement                     Against      For                      ShrHoldr
                            (Change-in-Control) to
                            Shareholder Vote
                    9       Adopt a Policy that will Commit                Against      For                      ShrHoldr
                            Executive & Directors to Hold at
                            least 75% of their Shares
                    10      Provide Employees Choice of                    Against      Against                  ShrHoldr
                            Pension Plans at Retirement or
                            Termination

Mgmt Rec - Company Management Recommended Vote                           Page 37

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
04/14/04 - A        UNITED TECHNOLOGIES CORP. *UTX*           913017109                               02/17/04                 1,900
                    1       Elect Directors                                For          For                      Mgmt
                    1.1     Elect Director Betsy J. Bernard
                            --- For

                              We recommend a vote FOR the
                              directors.

                    1.2     Elect Director George David
                            --- For
                    1.3     Elect Director Jean-Pierre
                            Garnier --- For
                    1.4     Elect Director Jamie S.
                            Gorelick --- For
                    1.5     Elect Director Charles R. Lee
                            --- For
                    1.6     Elect Director Richard D.
                            McCormick --- For
                    1.7     Elect Director Harold McGraw
                            III --- For
                    1.8     Elect Director Frank P. Popoff
                            --- For
                    1.9     Elect Director H. Patrick
                            Swygert --- For
                    1.10    Elect Director Andre Villeneuve
                            --- For
                    1.11    Elect Director H. A. Wagner
                            --- For
                    1.12    Elect Director Christine Todd
                            Whitman --- For
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Disclosure of Executive                        Against      Against                  ShrHoldr
                            Compensation
                    4       Develop Ethical Criteria for                   Against      Against                  ShrHoldr
                            Military Contracts
                    5       Performance-Based/Indexed Options              Against      For                      ShrHoldr
                    6       Separate Chairman and CEO                      Against      For                      ShrHoldr
                            Positions

                              United Technologies
                              Corporation has a 2/3
                              independent board,
                              all-independent key committees
                              with committee chairpersons
                              nominated by independent
                              directors and established
                              governance guidelines.
                              However, the duties of
                              presiding director does not
                              include approving information
                              sent to the board, approving
                              meeting agendas and schedules
                              to assure that there is
                              sufficient time for discussion
                              of all agenda items. We
                              believe that the company's
                              governance structure does not
                              provide a satisfactory balance
                              to a unified chairman and CEO
                              position.

05/12/04 - A        UNIVISION COMMUNICATIONS INC. *UVN*       914906102                               03/15/04                 4,100
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director A. Jerrold
                            Perenchio --- Withhold

                              We recommend a vote FOR the
                              directors with the exceptions
                              of affiliated outsider John G.
                              Perenchio, and insiders
                              McHenry T. Tichenor, Jr., Ray

Mgmt Rec - Company Management Recommended Vote                           Page 38

                               VOTE SUMMARY REPORT
                           Apr 01, 2004 - Jun 30, 2004

SAMARNAN INVESTMENT CORPORATION

   Mtg                          Company/ Ticker                            Mgmt         Vote          Record                 Shares
Date/Type                        Ballot Issues                 Cusip       Rec          Cast           Date      Prpnent      Voted
------------------------------------------------------------------------------------------------------------------------------------
                              Rodriguez, and A. Jerrold
                              Perenchio. We recommend that
                              shareholders WITHHOLD votes
                              from McHenry T. Tichenor, Jr.,
                              Ray Rodriguez, John G.
                              Perenchio, and A. Jerrold
                              Perenchio for failure to
                              establish a majority
                              independent board and an
                              independent nominating
                              committee.

                    1.2     Elect Director Fernando
                            Aguirre --- For
                    1.3     Elect Director Harold Gaba
                            --- For
                    1.4     Elect Director Alan F. Horn
                            --- For
                    1.5     Elect Director John G. Perenchio
                            --- Withhold
                    1.6     Elect Director Ray Rodriguez
                            --- Withhold
                    1.7     Elect Director McHenry T.
                            Tichenor, Jr. --- Withhold
                    2       Ratify Auditors                                For          For                      Mgmt
                    3       Approve Omnibus Stock Plan                     For          For                      Mgmt

                              V. Vote Recommendation The
                              total cost of the company's
                              plans of 6.96 percent is
                              within the allowable cap for
                              this company of 12.71 percent.
                              Additionally, this plan
                              expressly forbids repricing.

05/27/04 - A        VORNADO REALTY TRUST *VNO*                929042109                               04/16/04                 1,500
                    1       Elect Directors                                For          For                      Mgmt
                    2       Ratify Auditors                                For          For                      Mgmt

05/18/04 - A        XTO ENERGY CORP *XTO*                     98385X106                               03/31/04                 8,916
                    1       Elect Directors                                For          Split                    Mgmt
                    1.1     Elect Director Phillip R. Kevil
                            --- Withhold

                              We recommend that shareholders
                              vote FOR Scott G. Sherman but
                              WITHHOLD votes from all the
                              other nominees. We recommend
                              that shareholders WITHHOLD
                              votes from affiliated outsider
                              Phillip R. Kevil for failure
                              to establish a majority
                              independent board and for
                              standing as an affiliated
                              outsider on the Audit and
                              Compensation committees and
                              Bob R. Simpson for failure to
                              establish a majority
                              independent board.

                    1.2     Elect Director Scott G. Sherman
                            --- For
                    1.3     Elect Director Bob R. Simpson
                            --- Withhold
                    2       Increase Authorized Common Stock               For          For                      Mgmt

Mgmt Rec - Company Management Recommended Vote                           Page 39